Exhibit 17(e)

LEBENTHAL FUNDS, INC.


ANNUAL REPORT
NOVEMBER 30, 2004


"THE WORKHORSE OF INVESTMENTS."

[GRAPHIC]

LEBENTHAL

[LEBENTHAL LOGO]

THE WORKHORSE OF INVESTMENTS.

LEBENTHAL FUNDS, INC.                           120 BROADWAY, NEW YORK, NY 10271
                                                                    212-425-6116
                                            OUTSIDE NYC TOLL FREE 1-800-594-7078
                                                               www.lebenthal.com

Dear Shareholders:

Despite continuing market uncertainty as a result of war, increasing oil prices, and Federal Reserve tightening, in general the past fiscal year was positive for bonds. The market appreciated the fact that the Federal Reserve (the "Fed") acted on what it perceived to be a growing threat of inflation. While the Fed maintained its overnight interest rate ("Fed Funds Rate") at 1.00% for a good portion of the year, in June the Fed changed its stance on short-term rates significantly, and began increasing the Fed Funds Rate in 0.25% increments.

At the beginning of our fiscal year the general consensus had been that the Fed would not increase the Fed Funds Rate until late 2004 or 2005. However, during the 2nd calendar quarter of 2004, economic indicators improved which led to the Fed's gradual tightening of rates. Beginning on June 30, 2004, the Fed raised rates four times, and at the end of the fiscal year on November 30, 2004, the Fed Funds rate now stands at 2.00%. The expectation is that the Fed will again raise rates another 0.25% on December 14th.

While short-maturity yields increased over the course of the fiscal year, long-maturity yields at times exhibited dramatic volatility, and by the end of the reporting period were actually flat or lower than they were at the beginning of the fiscal year.

[CHART]

                               3-MONTH         10-YEAR         30-YEAR
                            TREASURY BILL   TREASURY BOND   TREASURY BOND
11/28/2003                      0.93%           4.33%           5.13%
 2/27/2004                      0.94%           3.97%           4.84%
 5/31/2004                      1.07%           4.65%           5.35%
 8/31/2004                      1.58%           4.12%           4.93%
11/30/2004                      2.23%           4.35%           5.00%

Our strategy over the course of the past year has been to be defensive with our investment decisions in anticipation of the flattening of the yield curve.

It is our opinion that the increase in bond prices over the course of the year, even with the Fed's tightening on the short-end of the curve, was a result of several different, and at times conflicting, trends:

- A shift away from a jobless recovery to an economy creating employment was finally established. After months of moderate numbers, on April 2, 2004, the non-farm payroll numbers increased by 308,000, rather than the consensus estimate for an increase of 120,000. The consequences of this increased employment number were significant, as the market perceived that an increase in employment prospects could lead to a tight labor market. The tight labor market would force manufacturing prices higher, and eventually cause an increase in inflation. As a result, in the period from April until July, longer-maturity bonds experienced price erosion. Excluding short periods of time that were likely related to the numerous hurricanes on the Gulf coast, employment generally continued to improve over the remainder of the year.

- Concerns surrounding the threat of terrorism continued to affect the markets. While there were occasional "flights to quality" on days of particularly violent behavior, the concentration of the world's oil supply in the Middle East sparked fears of future oil shocks. These fears, coupled with a significant increase in the cost of oil, may have caused initial concerns about inflation, and inflation uncertainties translate into bond market volatility. However, in reality, the spike in oil prices actually supported bond prices -- especially during the 3rd calendar quarter. When oil prices surged through $50/barrel, traditional wisdom would predict an increase in bond yields to compensate for perceived burgeoning inflation. However, economists predicted that oil price increases would choke the weak economic improvement, and as such, rising oil prices were actually viewed as anti-inflationary.

- The implications of a growing economy cast a positive note on the creditworthiness of most, but not all, municipalities. In New Jersey, the state court ruled that the Governor cannot borrow to fund increased spending, which is very good news for the state's credit. Following the end of the third quarter, Moody's changed the Commonwealth of Massachusetts' rating from Aa2 with negative implications to Aa2 stable. They also increased the State of New York's rating from A2 to A1.

- The issuance of new municipal bonds decreased as rates began to rise. During the first quarter of 2004 municipalities were issuing new debt at a record pace, but by the end of the third quarter there was an 8.8% decline in new issues relative to the same period in 2003. Most notably, the decrease in supply was greatest when interest rates began to rise in April and May, ahead of actual Fed interest rate increases. A decrease in supply minimizes pressure on the market, and generally results in higher prices and lower yields relative to other fixed income sectors.

- The dramatic increase in rates during the second quarter generated substantial retail interest in the bond market. When it was possible to buy 5% tax free bonds at par, brokers reported substantial sales to retail investors. On the other hand, institutional investors tend to prefer more defensive structures than par bond offer, and will therefore purchase premium bonds. The market now reflects this split in demand with new issues having a bifurcation of coupons.

It is our belief that the Fed will continue to be concerned about the inflationary effects of a growing economy in order to reassure the market that it is serious about keeping inflation in check. The general rate decline across most of the yield curve implies that the market approves of the Fed's firm yet measured approach to managing the growth phase of the economic cycle.

Going forward, it is our opinion that the economy will continue to improve, and that the bond market will continue to have future adjustments. As such, we will continue to purchase bonds with defensive characteristics as we do not think it is appropriate to shift to an aggressive stance at this time.

/s/ Gregory W. Serbe

LEBENTHAL NEW YORK MUNICIPAL BOND FUND - CLASS A
PERFORMANCE COMPARISON CHART

The following chart compares the performance of Lebenthal New York Municipal Bond Fund - Class A (with and without the 4.5% sales load), for the one year, five year, ten year and since inception periods, against the Lehman Brothers Municipal Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

[CHART]

                LEBENTHAL NEW YORK MUNICIPAL BOND FUND - CLASS A
                          Performance Comparison Chart

                                LEHMAN          WITH LOAD       WITHOUT LOAD
   6/24/91                  $     10,000      $      9,550      $     10,000
   8/31/91                  $     10,102      $      9,577      $     10,028
   9/30/91                  $     10,233      $      9,643      $     10,098
  10/31/91                  $     10,325      $      9,765      $     10,225
  11/30/91                  $     10,354      $      9,751      $     10,210
  12/31/91                  $     10,577      $     10,017      $     10,489
   1/31/92                  $     10,601      $      9,913      $     10,380
   2/29/92                  $     10,604      $      9,982      $     10,452
   3/31/92                  $     10,609      $     10,018      $     10,490
   4/30/92                  $     10,703      $     10,117      $     10,594
   5/31/92                  $     10,829      $     10,310      $     10,796
   6/30/92                  $     11,011      $     10,561      $     11,059
   7/31/92                  $     11,342      $     10,996      $     11,514
   8/31/92                  $     11,231      $     10,750      $     11,257
   9/30/92                  $     11,304      $     10,778      $     11,285
  10/31/92                  $     11,193      $     10,557      $     11,055
  11/30/92                  $     11,393      $     10,891      $     11,404
  12/31/92                  $     11,509      $     11,026      $     11,545
   1/31/93                  $     11,643      $     11,156      $     11,682
   2/28/93                  $     12,064      $     11,655      $     12,204
   3/31/93                  $     11,936      $     11,526      $     12,069
   4/30/93                  $     12,057      $     11,683      $     12,233
   5/31/93                  $     12,125      $     11,764      $     12,318
   6/30/93                  $     12,327      $     11,955      $     12,518
   7/31/93                  $     12,343      $     11,978      $     12,542
   8/31/93                  $     12,600      $     12,283      $     12,862
   9/30/93                  $     12,743      $     12,425      $     13,010
  10/31/93                  $     12,768      $     12,435      $     13,021
  11/30/93                  $     12,655      $     12,262      $     12,840
  12/31/93                  $     12,922      $     12,534      $     13,125
   1/31/94                  $     13,070      $     12,678      $     13,276
   2/28/94                  $     12,731      $     12,327      $     12,908
   3/31/94                  $     12,213      $     11,659      $     12,208
   4/30/94                  $     12,316      $     11,653      $     12,202
   5/31/94                  $     12,423      $     11,801      $     12,357
   6/30/94                  $     12,347      $     11,709      $     12,261
   7/31/94                  $     12,573      $     11,987      $     12,552
   8/31/94                  $     12,617      $     12,028      $     12,595
   9/30/94                  $     12,432      $     11,751      $     12,305
  10/31/94                  $     12,211      $     11,404      $     11,941
  11/30/94                  $     11,990      $     11,074      $     11,595
  12/31/94                  $     12,254      $     11,441      $     11,980
   1/31/95                  $     12,604      $     11,957      $     12,521
   2/28/95                  $     12,971      $     12,376      $     12,959
   3/31/95                  $     13,120      $     12,478      $     13,066
   4/30/95                  $     13,136      $     12,526      $     13,116
   5/31/95                  $     13,555      $     12,968      $     13,579
   6/30/95                  $     13,437      $     12,915      $     13,524
   7/31/95                  $     13,565      $     12,906      $     13,515
   8/31/95                  $     13,737      $     13,086      $     13,703
   9/30/95                  $     13,824      $     13,166      $     13,786
  10/31/95                  $     14,024      $     13,394      $     14,026
  11/30/95                  $     14,257      $     13,729      $     14,376
  12/31/95                  $     14,394      $     13,872      $     14,526
   1/31/96                  $     14,503      $     13,962      $     14,620
   2/29/96                  $     14,405      $     13,907      $     14,563
   3/31/96                  $     14,220      $     13,664      $     14,313
   4/30/96                  $     14,181      $     13,589      $     14,234
   5/31/96                  $     14,175      $     13,610      $     14,256
   6/30/96                  $     14,329      $     13,830      $     14,486
   7/31/96                  $     14,460      $     13,981      $     14,645
   8/31/96                  $     14,457      $     14,001      $     14,666
   9/30/96                  $     14,659      $     14,242      $     14,918
  10/31/96                  $     14,825      $     14,375      $     15,057
  11/30/96                  $     15,096      $     14,548      $     15,238
  12/31/96                  $     15,033      $     14,498      $     15,187
   1/31/97                  $     15,061      $     14,472      $     15,159
   2/28/97                  $     15,200      $     14,611      $     15,305
   3/31/97                  $     14,998      $     14,450      $     15,136
   4/30/97                  $     15,124      $     14,592      $     15,285
   5/31/97                  $     15,351      $     14,784      $     15,486
   6/30/97                  $     15,515      $     14,924      $     15,633
   7/31/97                  $     15,945      $     15,474      $     16,208
   8/31/97                  $     15,795      $     15,370      $     16,099
   9/30/97                  $     15,983      $     15,524      $     16,262
  10/31/97                  $     16,085      $     15,649      $     16,392
  11/30/97                  $     16,180      $     15,748      $     16,496
  12/31/97                  $     16,416      $     15,982      $     16,741
   1/31/98                  $     16,585      $     16,202      $     16,971
   2/28/98                  $     16,590      $     16,207      $     16,976
   3/31/98                  $     16,605      $     16,238      $     17,009
   4/30/98                  $     16,530      $     16,170      $     16,938
   5/31/98                  $     16,792      $     16,434      $     17,214
   6/30/98                  $     16,857      $     16,541      $     17,326
   7/31/98                  $     16,899      $     16,590      $     17,378
   8/31/98                  $     17,161      $     16,857      $     17,657
   9/30/98                  $     17,376      $     17,074      $     17,831
  10/31/98                  $     17,320      $     16,999      $     17,800
  11/30/98                  $     17,408      $     17,077      $     17,882
  12/31/98                  $     17,452      $     17,064      $     17,868
   1/31/99                  $     17,660      $     17,219      $     18,030
   2/28/99                  $     17,582      $     17,227      $     18,039
   3/31/99                  $     17,606      $     17,298      $     18,113
   4/30/99                  $     17,650      $     17,397      $     18,216
   5/31/99                  $     17,548      $     17,278      $     18,093
   6/30/99                  $     17,295      $     17,163      $     17,971
   7/31/99                  $     17,358      $     17,202      $     18,013
   8/31/99                  $     17,219      $     17,073      $     17,878
   9/30/99                  $     17,226      $     17,071      $     17,876
  10/31/99                  $     17,040      $     16,764      $     17,554
  11/30/99                  $     17,220      $     16,759      $     17,549
  12/31/99                  $     17,091      $     16,642      $     17,426
 1/31/2000                  $     17,018      $     16,617      $     17,400
 2/29/2000                  $     17,215      $     17,036      $     17,838
 3/31/2000                  $     17,592      $     17,460      $     18,282
 4/30/2000                  $     17,488      $     17,406      $     18,226
 5/31/2000                  $     17,397      $     17,381      $     18,200
 6/30/2000                  $     17,858      $     17,906      $     18,750
 7/31/2000                  $     18,107      $     18,248      $     19,108
 8/31/2000                  $     18,385      $     18,593      $     19,469
 9/30/2000                  $     18,290      $     18,586      $     19,461
10/31/2000                  $     18,489      $     18,744      $     19,627
11/30/2000                  $     18,630      $     18,997      $     19,892
12/31/2000                  $     19,090      $     19,642      $     20,567
 1/31/2001                  $     19,279      $     19,904      $     20,842
 2/28/2001                  $     19,341      $     20,122      $     21,070
 3/31/2001                  $     21,081      $     20,315      $     21,272
 4/30/2001                  $     20,854      $     20,186      $     21,137
 5/31/2001                  $     21,079      $     20,430      $     21,393
 6/30/2001                  $     21,220      $     20,650      $     21,623
 7/31/2001                  $     21,534      $     21,098      $     22,092
 8/31/2001                  $     21,889      $     21,558      $     22,574
 9/30/2001                  $     21,815      $     21,446      $     22,457
10/31/2001                  $     22,074      $     21,721      $     22,744
11/30/2001                  $     21,889      $     21,682      $     22,703
12/31/2001                  $     21,682      $     21,430      $     22,439
 1/31/2002                  $     22,058      $     21,869      $     22,900
 2/28/2002                  $     22,324      $     22,256      $     23,305
 3/31/2002                  $     21,886      $     21,815      $     22,843
 4/30/2002                  $     22,314      $     22,125      $     23,167
 5/31/2002                  $     22,450      $     22,299      $     23,350
 6/30/2002                  $     22,687      $     22,556      $     23,619
 7/31/2002                  $     22,979      $     22,896      $     23,975
 8/31/2002                  $     23,255      $     23,343      $     24,443
 9/30/2002                  $     23,765      $     24,041      $     25,173
10/31/2002                  $     23,371      $     23,595      $     24,707
11/30/2002                  $     23,274      $     23,520      $     24,628
12/31/2002                  $     23,765      $     24,104      $     25,240
 1/31/2003                  $     23,705      $     24,007      $     25,138
 2/28/2003                  $     24,036      $     24,422      $     25,572
 3/31/2003                  $     24,050      $     24,400      $     25,550
 4/30/2003                  $     24,209      $     24,557      $     25,714
 5/31/2003                  $     24,776      $     25,297      $     26,489
 6/30/2003                  $     24,671      $     25,242      $     26,432
 7/31/2003                  $     23,807      $     24,412      $     25,563
 8/31/2003                  $     23,985      $     24,619      $     25,780
 9/30/2003                  $     24,690      $     25,276      $     26,467
10/31/2003                  $     24,566      $     25,269      $     26,460
11/30/2003                  $     24,822      $     25,652      $     26,861
12/31/2003                  $     25,028      $     25,847      $     27,065
 1/31/2004                  $     25,171      $     26,000      $     27,225
 2/28/2004                  $     25,550      $     26,434      $     27,680
 3/31/2004                  $     25,461      $     26,339      $     27,580
 4/30/2004                  $     24,858      $     25,591      $     26,797
 5/31/2004                  $     24,768      $     25,491      $     26,692
 6/30/2004                  $     24,858      $     25,489      $     26,690
 7/31/2004                  $     25,185      $     25,863      $     27,082
 8/31/2004                  $     25,690      $     26,300      $     27,540
 9/30/2004                  $     25,826      $     26,487      $     27,735
10/31/2004                  $     26,048      $     26,704      $     27,963
11/30/2004                  $     25,834      $     26,440      $     27,686

                                                                         AVERAGE ANNUAL
                                                                       TOTAL RETURN SINCE
                                         ONE      FIVE     TEN     COMMENCEMENT OF OPERATIONS
                                         YEAR     YEARS   YEARS           JUNE 24, 1991
     Lebenthal New York - Class A
        Municipal Bond Fund:
        with sales load                 (1.57)%   5.78%   6.85%               4.97%
        without sales load               3.07%    6.76%   7.34%               5.33%
     Lehman Index                        4.07%    6.78%   7.16%               6.84%

     Past performance is not predictive of future performance. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LEBENTHAL NEW YORK MUNICIPAL BOND FUND - CLASS B
PERFORMANCE COMPARISON CHART

The following chart compares the performance of Lebenthal New York Municipal Bond Fund - Class B (with and without the 5% back end contingent deferred sales load), for the one year, five year and since inception periods, against the Lehman Brothers Municipal Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

[CHART]

                LEBENTHAL NEW YORK MUNICIPAL BOND FUND - CLASS B
                          Performance Comparison Chart

                                LEHMAN        WITHOUT LOAD
   12/3/97                  $     10,000      $     10,000
  12/31/97                  $     10,146      $     10,036
   1/31/98                  $     10,251      $     10,152
   2/28/98                  $     10,254      $     10,160
   3/31/98                  $     10,263      $     10,156
   4/30/98                  $     10,217      $     10,106
   5/31/98                  $     10,378      $     10,266
   6/30/98                  $     10,419      $     10,339
   7/31/98                  $     10,445      $     10,349
   8/31/98                  $     10,606      $     10,508
   9/30/98                  $     10,739      $     10,630
  10/31/98                  $     10,705      $     10,604
  11/30/98                  $     10,759      $     10,650
  12/31/98                  $     10,786      $     10,652
   1/31/99                  $     10,915      $     10,750
   2/28/99                  $     10,866      $     10,732
   3/31/99                  $     10,882      $     10,765
   4/30/99                  $     10,909      $     10,814
   5/31/99                  $     10,846      $     10,734
   6/30/99                  $     10,689      $     10,656
   7/31/99                  $     10,728      $     10,668
   8/31/99                  $     10,642      $     10,562
   9/30/99                  $     10,646      $     10,548
  10/31/99                  $     10,531      $     10,361
  11/30/99                  $     10,643      $     10,333
  12/31/99                  $     10,563      $     10,249
 1/31/2000                  $     10,518      $     10,237
 2/29/2000                  $     10,640      $     10,470
 3/31/2000                  $     10,873      $     10,721
 4/30/2000                  $     10,809      $     10,690
 5/31/2000                  $     10,752      $     10,663
 6/30/2000                  $     11,037      $     10,973
 7/31/2000                  $     11,191      $     11,171
 8/31/2000                  $     11,363      $     11,357
 9/30/2000                  $     11,304      $     11,357
10/31/2000                  $     11,427      $     11,445
11/30/2000                  $     11,514      $     11,576
12/31/2000                  $     11,799      $     11,976
 1/31/2001                  $     11,915      $     12,128
 2/28/2001                  $     11,953      $     12,236
 3/31/2001                  $     13,029      $     12,354
 4/30/2001                  $     12,889      $     12,244
 5/31/2001                  $     13,028      $     12,394
 6/30/2001                  $     13,115      $     12,514
 7/31/2001                  $     13,309      $     12,771
 8/31/2001                  $     13,529      $     13,033
 9/30/2001                  $     13,483      $     12,936
10/31/2001                  $     13,643      $     13,088
11/30/2001                  $     13,529      $     13,051
12/31/2001                  $     13,401      $     12,902
 1/31/2002                  $     13,633      $     13,152
 2/28/2002                  $     13,797      $     13,371
 3/31/2002                  $     13,527      $     13,092
 4/30/2002                  $     13,791      $     13,264
 5/31/2002                  $     13,875      $     13,355
 6/30/2002                  $     14,022      $     13,479
 7/31/2002                  $     14,202      $     13,684
 8/31/2002                  $     14,373      $     13,941
 9/30/2002                  $     14,688      $     14,348
10/31/2002                  $     14,444      $     14,074
11/30/2002                  $     14,384      $     14,016
12/31/2002                  $     14,688      $     14,348
 1/31/2003                  $     14,651      $     14,276
 2/28/2003                  $     14,856      $     14,508
 3/31/2003                  $     14,864      $     14,481
 4/30/2003                  $     14,963      $     14,560
 5/31/2003                  $     15,313      $     15,001
 6/30/2003                  $     15,248      $     14,936
 7/31/2003                  $     14,714      $     14,431
 8/31/2003                  $     14,824      $     14,538
 9/30/2003                  $     15,260      $     14,910
10/31/2003                  $     15,183      $     14,892
11/30/2003                  $     15,341      $     15,106
12/31/2003                  $     15,468      $     15,230
 1/31/2004                  $     15,557      $     15,292
 2/28/2004                  $     15,791      $     15,557
 3/31/2004                  $     15,736      $     15,492
 4/30/2004                  $     15,363      $     15,025
 5/31/2004                  $     15,308      $     14,958
 6/30/2004                  $     15,364      $     14,967
 7/31/2004                  $     15,566      $     15,160
 8/31/2004                  $     15,877      $     15,425
 9/30/2004                  $     15,962      $     15,507
10/31/2004                  $     16,099      $     15,625
11/30/2004                  $     15,967      $     15,465

                                                                 AVERAGE ANNUAL
                                                               TOTAL RETURN SINCE
                                         ONE      FIVE    COMMENCEMENT OF OPERATIONS
                                         YEAR     YEARS        DECEMBER 3, 1997
     Lebenthal New York - Class B
        Municipal Bond Fund:
        with sales load                 (1.56)%   5.87%              4.27%
        without sales load               2.37%    6.02%              4.27%
     Lehman Index                        4.07%    6.78%              5.76%

     Past performance is not predictive of future performance. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
PERFORMANCE COMPARISON CHART

The following chart compares the performance of Lebenthal New Jersey Municipal Bond Fund (with and without the 4.5% sales load), for the one year, five year, ten year and since inception periods, against the Lehman Brothers Municipal Bond Index (Lehman Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges, and does not reflect state-specific bond market performance.

[CHART]

                    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
                          Performance Comparison Chart

                                LEHMAN         WITH LOAD        WITHOUT LOAD
   12/1/93                  $     10,000      $      9,550      $     10,000
  12/31/93                  $     10,211      $      9,688      $     10,148
   1/31/94                  $     10,328      $      9,824      $     10,290
   2/28/94                  $     10,060      $      9,398      $      9,844
   3/31/94                  $      9,651      $      8,762      $      9,178
   4/30/94                  $      9,732      $      8,757      $      9,173
   5/31/94                  $      9,817      $      8,892      $      9,314
   6/30/94                  $      9,757      $      8,790      $      9,207
   7/31/94                  $      9,936      $      8,959      $      9,385
   8/31/94                  $      9,970      $      8,984      $      9,411
   9/30/94                  $      9,824      $      8,776      $      9,193
  10/31/94                  $      9,649      $      8,511      $      8,915
  11/30/94                  $      9,475      $      8,301      $      8,695
  12/31/94                  $      9,683      $      8,558      $      8,964
   1/31/95                  $      9,960      $      8,768      $      9,185
   2/28/95                  $     10,250      $      9,007      $      9,435
   3/31/95                  $     10,368      $      9,089      $      9,521
   4/30/95                  $     10,380      $      9,105      $      9,537
   5/31/95                  $     10,711      $      9,391      $      9,837
   6/30/95                  $     10,618      $      9,291      $      9,732
   7/31/95                  $     10,719      $      9,361      $      9,806
   8/31/95                  $     10,855      $      9,495      $      9,946
   9/30/95                  $     10,924      $      9,541      $      9,994
  10/31/95                  $     11,082      $      9,718      $     10,179
  11/30/95                  $     11,266      $      9,926      $     10,398
  12/31/95                  $     11,374      $     10,032      $     10,508
   1/31/96                  $     11,460      $     10,137      $     10,618
   2/29/96                  $     11,382      $     10,088      $     10,567
   3/31/96                  $     11,237      $      9,863      $     10,331
   4/30/96                  $     11,205      $      9,839      $     10,307
   5/31/96                  $     11,201      $      9,881      $     10,351
   6/30/96                  $     11,323      $      9,974      $     10,447
   7/31/96                  $     11,426      $     10,113      $     10,593
   8/31/96                  $     11,424      $     10,140      $     10,622
   9/30/96                  $     11,584      $     10,294      $     10,783
  10/31/96                  $     11,714      $     10,372      $     10,864
  11/30/96                  $     11,929      $     10,510      $     11,009
  12/31/96                  $     11,879      $     10,510      $     11,009
   1/31/97                  $     11,901      $     10,510      $     11,010
   2/28/97                  $     12,011      $     10,621      $     11,125
   3/31/97                  $     11,851      $     10,489      $     10,988
   4/30/97                  $     11,951      $     10,602      $     11,105
   5/31/97                  $     12,130      $     10,775      $     11,287
   6/30/97                  $     12,260      $     10,883      $     11,405
   7/31/97                  $     12,599      $     11,243      $     11,777
   8/31/97                  $     12,481      $     11,143      $     11,676
   9/30/97                  $     12,629      $     11,267      $     11,808
  10/31/97                  $     12,710      $     11,331      $     11,871
  11/30/97                  $     12,785      $     11,441      $     11,989
  12/31/97                  $     12,972      $     11,619      $     12,174
   1/31/98                  $     13,105      $     11,802      $     12,327
   2/28/98                  $     13,109      $     11,781      $     12,311
   3/31/98                  $     13,121      $     11,747      $     12,274
   4/30/98                  $     13,062      $     11,694      $     12,216
   5/31/98                  $     13,268      $     11,911      $     12,442
   6/30/98                  $     13,320      $     11,993      $     12,528
   7/31/98                  $     13,354      $     12,009      $     12,543
   8/31/98                  $     13,560      $     12,212      $     12,755
   9/30/98                  $     13,730      $     12,385      $     12,932
  10/31/98                  $     13,686      $     12,320      $     12,955
  11/30/98                  $     13,756      $     12,390      $     13,028
  12/31/98                  $     13,790      $     12,395      $     13,033
   1/31/99                  $     13,954      $     12,565      $     13,212
   2/28/99                  $     13,893      $     12,557      $     13,204
   3/31/99                  $     13,912      $     12,583      $     13,232
   4/30/99                  $     13,947      $     12,649      $     13,300
   5/31/99                  $     13,866      $     12,574      $     13,222
   6/30/99                  $     13,667      $     12,433      $     13,074
   7/31/99                  $     13,716      $     12,466      $     13,108
   8/31/99                  $     13,606      $     12,319      $     12,953
   9/30/99                  $     13,612      $     12,241      $     12,872
  10/31/99                  $     13,465      $     12,034      $     12,654
  11/30/99                  $     13,607      $     12,141      $     12,767
  12/31/99                  $     13,505      $     12,042      $     12,662
 1/31/2000                  $     13,447      $     12,059      $     12,680
 2/29/2000                  $     13,603      $     12,302      $     12,936
 3/31/2000                  $     13,901      $     12,545      $     13,191
 4/30/2000                  $     13,819      $     12,522      $     13,167
 5/31/2000                  $     13,747      $     12,541      $     13,187
 6/30/2000                  $     14,111      $     12,948      $     13,615
 7/31/2000                  $     14,308      $     13,202      $     13,882
 8/31/2000                  $     14,528      $     13,419      $     14,110
 9/30/2000                  $     14,452      $     13,356      $     14,043
10/31/2000                  $     14,610      $     13,472      $     14,166
11/30/2000                  $     14,721      $     13,672      $     14,377
12/31/2000                  $     15,085      $     14,072      $     14,797
 1/31/2001                  $     15,234      $     14,266      $     15,001
 2/28/2001                  $     15,283      $     14,458      $     15,203
 3/31/2001                  $     16,658      $     14,580      $     15,331
 4/30/2001                  $     16,478      $     14,550      $     15,299
 5/31/2001                  $     16,656      $     14,671      $     15,426
 6/30/2001                  $     16,768      $     14,687      $     15,443
 7/31/2001                  $     17,016      $     14,931      $     15,700
 8/31/2001                  $     17,297      $     15,197      $     15,979
 9/30/2001                  $     17,238      $     15,112      $     15,891
10/31/2001                  $     17,443      $     15,315      $     16,104
11/30/2001                  $     17,296      $     15,259      $     16,045
12/31/2001                  $     17,133      $     15,160      $     15,941
 1/31/2002                  $     17,430      $     15,479      $     16,276
 2/28/2002                  $     17,640      $     15,643      $     16,449
 3/31/2002                  $     17,294      $     15,363      $     16,154
 4/30/2002                  $     17,632      $     15,621      $     16,426
 5/31/2002                  $     17,740      $     15,812      $     16,626
 6/30/2002                  $     17,927      $     15,979      $     16,802
 7/31/2002                  $     18,158      $     16,214      $     17,049
 8/31/2002                  $     18,376      $     16,404      $     17,249
 9/30/2002                  $     18,779      $     16,783      $     17,648
10/31/2002                  $     18,467      $     16,628      $     17,485
11/30/2002                  $     18,391      $     16,591      $     17,445
12/31/2002                  $     18,779      $     17,001      $     17,877
 1/31/2003                  $     18,731      $     16,938      $     17,811
 2/28/2003                  $     18,993      $     17,256      $     18,145
 3/31/2003                  $     19,004      $     17,215      $     18,102
 4/30/2003                  $     19,130      $     17,398      $     18,294
 5/31/2003                  $     19,578      $     17,869      $     18,789
 6/30/2003                  $     19,495      $     17,749      $     18,664
 7/31/2003                  $     18,812      $     17,159      $     18,043
 8/31/2003                  $     18,953      $     17,258      $     18,147
 9/30/2003                  $     19,510      $     17,833      $     18,751
10/31/2003                  $     19,412      $     17,861      $     18,781
11/30/2003                  $     19,614      $     18,193      $     19,130
12/31/2003                  $     19,777      $     18,381      $     19,327
 1/31/2004                  $     19,890      $     18,467      $     19,418
 2/28/2004                  $     20,189      $     18,785      $     19,752
 3/31/2004                  $     20,119      $     18,717      $     19,681
 4/30/2004                  $     19,642      $     18,236      $     19,175
 5/31/2004                  $     19,571      $     18,088      $     19,020
 6/30/2004                  $     19,642      $     18,175      $     19,111
 7/31/2004                  $     19,901      $     18,448      $     19,398
 8/31/2004                  $     20,300      $     18,826      $     19,796
 9/30/2004                  $     20,407      $     18,995      $     19,974
10/31/2004                  $     20,583      $     19,191      $     20,179
11/30/2004                  $     20,413      $     19,070      $     20,052

                                                                    AVERAGE ANNUAL
                                                                  TOTAL RETURN SINCE
                                    ONE      FIVE      TEN    COMMENCEMENT OF OPERATIONS
                                    YEAR     YEARS    YEARS        DECEMBER 1, 1993
     Lebenthal New Jersey
        Municipal Bond Fund:
        with sales load            (0.43)%   5.86%    6.55%              4.75%
        without sales load          4.26%    6.83%    7.04%              5.19%
     Lehman Index                   4.07%    6.78%    7.16%              5.97%

     Past performance is not predictive of future performance. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LEBENTHAL TAXABLE MUNICIPAL BOND FUND
PERFORMANCE COMPARISON CHART

The following chart compares the performance of Lebenthal Taxable Municipal Bond Fund (with and without the 4.5% sales load), for the one year, five year, ten year and since inception periods, against the Lehman Brothers Long U.S. Credit Index (Lehman Index) (formerly known as the Lehman Brothers Long Corporate Bond Index) for the same time periods. It is important to keep in mind that the Lehman Index excludes the effects of any fees or sales charges.

[CHART]

                      LEBENTHAL TAXABLE MUNICIPAL BOND FUND
                          Performance Comparison Chart

                                LEHMAN         WITH LOAD        WITHOUT LOAD
   12/1/93                  $     10,000      $      9,550      $     10,000
  12/31/93                  $     10,054      $      9,711      $     10,172
   1/31/94                  $     10,300      $      9,744      $     10,206
   2/28/94                  $      9,989      $      9,745      $     10,208
   3/31/94                  $      9,586      $      9,493      $      9,944
   4/30/94                  $      9,472      $      9,385      $      9,831
   5/31/94                  $      9,376      $      9,305      $      9,746
   6/30/94                  $      9,319      $      9,242      $      9,681
   7/31/94                  $      9,640      $      9,318      $      9,760
   8/31/94                  $      9,606      $      9,241      $      9,679
   9/30/94                  $      9,340      $      9,225      $      9,663
  10/31/94                  $      9,307      $      9,198      $      9,635
  11/30/94                  $      9,343      $      8,990      $      9,416
  12/31/94                  $      9,475      $      9,210      $      9,647
   1/31/95                  $      9,708      $      9,294      $      9,736
   2/28/95                  $     10,023      $      9,582      $     10,037
   3/31/95                  $     10,131      $      9,659      $     10,118
   4/30/95                  $     10,327      $      9,810      $     10,275
   5/31/95                  $     10,970      $     10,116      $     10,596
   6/30/95                  $     11,086      $     10,251      $     10,738
   7/31/95                  $     10,978      $     10,285      $     10,773
   8/31/95                  $     11,224      $     10,409      $     10,903
   9/30/95                  $     11,406      $     10,663      $     11,169
  10/31/95                  $     11,579      $     10,897      $     11,415
  11/30/95                  $     11,848      $     11,112      $     11,639
  12/31/95                  $     12,120      $     11,284      $     11,820
   1/31/96                  $     12,140      $     11,392      $     11,933
   2/29/96                  $     11,692      $     11,088      $     11,615
   3/31/96                  $     11,566      $     11,012      $     11,535
   4/30/96                  $     11,419      $     10,853      $     11,369
   5/31/96                  $     11,396      $     10,834      $     11,348
   6/30/96                  $     11,613      $     10,919      $     11,438
   7/31/96                  $     11,623      $     10,946      $     11,466
   8/31/96                  $     11,532      $     10,944      $     11,464
   9/30/96                  $     11,856      $     11,166      $     11,696
  10/31/96                  $     12,294      $     11,392      $     11,933
  11/30/96                  $     12,652      $     11,685      $     12,240
  12/31/96                  $     12,389      $     11,562      $     12,111
   1/31/97                  $     12,349      $     11,551      $     12,099
   2/28/97                  $     12,430      $     11,602      $     12,153
   3/31/97                  $     12,137      $     11,433      $     11,976
   4/30/97                  $     12,359      $     11,610      $     12,162
   5/31/97                  $     12,526      $     11,727      $     12,284
   6/30/97                  $     12,772      $     11,991      $     12,560
   7/31/97                  $     13,461      $     12,526      $     13,121
   8/31/97                  $     13,129      $     12,299      $     12,883
   9/30/97                  $     13,437      $     12,560      $     13,156
  10/31/97                  $     13,686      $     12,864      $     13,475
  11/30/97                  $     13,841      $     12,963      $     13,578
  12/31/97                  $     14,057      $     13,159      $     13,784
   1/31/98                  $     14,192      $     13,495      $     14,136
   2/28/98                  $     14,179      $     13,439      $     14,077
   3/31/98                  $     14,236      $     13,478      $     14,118
   4/30/98                  $     14,340      $     13,533      $     14,175
   5/31/98                  $     14,587      $     13,718      $     14,369
   6/30/98                  $     14,740      $     13,974      $     14,638
   7/31/98                  $     14,642      $     13,975      $     14,639
   8/31/98                  $     14,655      $     14,366      $     15,048
   9/30/98                  $     15,187      $     14,913      $     15,564
  10/31/98                  $     14,776      $     14,691      $     15,383
  11/30/98                  $     15,318      $     14,736      $     15,430
  12/31/98                  $     15,327      $     14,730      $     15,424
   1/31/99                  $     15,528      $     14,845      $     15,544
   2/28/99                  $     14,981      $     14,450      $     15,131
   3/31/99                  $     15,026      $     14,522      $     15,206
   4/30/99                  $     15,044      $     14,599      $     15,287
   5/31/99                  $     14,779      $     14,381      $     15,059
   6/30/99                  $     14,583      $     14,401      $     15,080
   7/31/99                  $     14,440      $     14,436      $     15,116
   8/31/99                  $     14,357      $     14,374      $     15,051
   9/30/99                  $     14,509      $     14,559      $     15,245
  10/31/99                  $     14,599      $     14,536      $     15,221
  11/30/99                  $     14,574      $     14,490      $     15,172
  12/31/99                  $     14,441      $     14,381      $     15,059
 1/31/2000                  $     14,413      $     14,532      $     15,217
 2/29/2000                  $     14,583      $     14,891      $     15,592
 3/31/2000                  $     14,709      $     15,355      $     16,079
 4/30/2000                  $     14,478      $     15,202      $     15,918
 5/31/2000                  $     14,313      $     15,071      $     15,781
 6/30/2000                  $     14,821      $     15,660      $     16,398
 7/31/2000                  $     15,106      $     16,024      $     16,779
 8/31/2000                  $     15,310      $     16,371      $     17,143
 9/30/2000                  $     15,222      $     16,349      $     17,119
10/31/2000                  $     15,240      $     16,630      $     17,413
11/30/2000                  $     15,479      $     17,082      $     17,887
12/31/2000                  $     15,771      $     17,666      $     18,498
 1/31/2001                  $     16,457      $     18,052      $     18,903
 2/28/2001                  $     16,552      $     18,329      $     19,193
 3/31/2001                  $     16,562      $     18,489      $     19,360
 4/30/2001                  $     16,424      $     18,310      $     19,173
 5/31/2001                  $     16,649      $     18,507      $     19,379
 6/30/2001                  $     16,764      $     18,780      $     19,665
 7/31/2001                  $     17,339      $     19,313      $     20,223
 8/31/2001                  $     17,673      $     19,703      $     20,632
 9/30/2001                  $     17,242      $     19,975      $     20,916
10/31/2001                  $     18,049      $     20,026      $     20,970
11/30/2001                  $     17,838      $     19,644      $     20,570
12/31/2001                  $     17,689      $     19,503      $     20,422
 1/31/2002                  $     17,960      $     19,831      $     20,765
 2/28/2002                  $     18,096      $     20,122      $     21,070
 3/31/2002                  $     17,585      $     19,670      $     20,597
 4/30/2002                  $     17,830      $     20,336      $     21,294
 5/31/2002                  $     18,045      $     20,594      $     21,565
 6/30/2002                  $     17,940      $     21,050      $     22,042
 7/31/2002                  $     17,707      $     21,702      $     22,725
 8/31/2002                  $     18,565      $     22,331      $     23,383
 9/30/2002                  $     18,929      $     23,050      $     24,136
10/31/2002                  $     18,485      $     22,767      $     23,840
11/30/2002                  $     19,022      $     22,647      $     23,714
12/31/2002                  $     19,798      $     23,273      $     24,369
 1/31/2003                  $     19,894      $     23,305      $     24,403
 2/28/2003                  $     20,449      $     23,791      $     24,912
 3/31/2003                  $     20,372      $     23,833      $     24,956
 4/30/2003                  $     21,080      $     24,058      $     25,192
 5/31/2003                  $     22,165      $     24,890      $     26,062
 6/30/2003                  $     21,897      $     24,903      $     26,076
 7/31/2003                  $     20,116      $     23,782      $     24,903
 8/31/2003                  $     20,603      $     24,013      $     25,144
 9/30/2003                  $     21,681      $     24,899      $     26,073
10/31/2003                  $     21,329      $     24,636      $     25,797
11/30/2003                  $     21,535      $     24,846      $     26,017
12/31/2003                  $     21,862      $     25,057      $     26,238
 1/31/2004                  $     22,229      $     25,378      $     26,574
 2/28/2004                  $     22,617      $     25,810      $     27,026
 3/31/2004                  $     22,896      $     26,081      $     27,309
 4/30/2004                  $     21,736      $     25,095      $     26,277
 5/31/2004                  $     21,534      $     24,979      $     26,156
 6/30/2004                  $     21,667      $     25,092      $     26,274
 7/31/2004                  $     22,102      $     25,390      $     26,587
 8/31/2004                  $     22,949      $     26,063      $     27,291
 9/30/2004                  $     23,224      $     26,170      $     27,403
10/31/2004                  $     23,610      $     26,479      $     27,726
11/30/2004                  $     23,277      $     26,190      $     27,424

                                                                     AVERAGE ANNUAL
                                                                   TOTAL RETURN SINCE
                                    ONE      FIVE      TEN     COMMENCEMENT OF OPERATIONS
                                    YEAR     YEARS    YEARS         DECEMBER 1, 1993
     Lebenthal Taxable
        Municipal Bond Fund:
        with sales load             0.67%    8.33%    8.66%               6.87%
        without sales load          5.41%    9.33%    9.16%               7.32%
     Lehman Index                   8.40%    9.85%    9.59%               7.96%

     Past performance is not predictive of future performance. The performance information and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND'S EXPENSES

SHAREHOLDER EXPENSE EXAMPLE

As a mutual fund shareholder you incur two types of costs: (1) TRANSACTION COSTS, including sales charges (loads) on purchase payments and redemption fees and (2) ONGOING COSTS, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. These costs are described in more detail in the Fund's prospectus. The examples below are intended to help you understand your ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds

ACTUAL EXPENSES

The first line in the table for each Class of shares shows the ACTUAL account values and ACTUAL Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2004 through November 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming ACTUAL Fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your Fund and Class.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an ASSUMED rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should NOT use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative TOTAL costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

LEBENTHAL NEW YORK MUNICIPAL BOND FUND

                                                        BEGINNING           ENDING        EXPENSES PAID
                                                      ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                         6/1/04           11/30/04       6/1/04-11/30/04
                                                     ---------------   ---------------   ---------------
CLASS A

Actual                                               $      1,000.00   $      1,037.20   $          4.67
Hypothetical (5% return before expenses)             $      1,000.00   $      1,020.42   $          4.63

CLASS B

Actual                                               $      1,000.00   $      1,033.90   $          7.88
Hypothetical (5% return before expenses)             $      1,000.00   $      1,017.25   $          7.82

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.92% AND 1.55% FOR THE CLASS A AND CLASS B RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD)

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND

                                                        BEGINNING           ENDING        EXPENSES PAID
                                                      ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                         6/1/04           11/30/04       6/1/04-11/30/04
                                                     ---------------   ---------------   ---------------
SINGLE CLASS

Actual                                               $      1,000.00   $      1,054.20   $          4.88
Hypothetical (5% return before expenses)             $      1,000.00   $      1,020.25   $          4.80

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 0.95% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD)

LEBENTHAL TAXABLE MUNICIPAL BOND FUND

                                                        BEGINNING           ENDING        EXPENSES PAID
                                                      ACCOUNT VALUE     ACCOUNT VALUE     DURING PERIOD*
                                                         6/1/04           11/30/04       6/1/04-11/30/04
                                                     ---------------   ---------------   ---------------
SINGLE CLASS
Actual                                               $      1,000.00   $      1,048.40   $          5.12
Hypothetical (5% return before expenses)             $      1,000.00   $      1,020.00   $          5.05

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.00% MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183/366 (TO REFLECT THE ONE-HALF YEAR PERIOD)

LEBENTHAL NEW YORK MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (87.76%)

$  3,000,000   Battery Park City Authority-New York Revenue, Refunding-Series A, 5.00%,
               due 11/01/24                                                                     $   3,115,800     Aaa        AAA
   1,000,000   Chautauqua, New York Tobacco Asset Securitization Corporation, 6.75%,
               due 07/01/40                                                                         1,018,000
     880,000   East Williston, New York Union Free School District-Series A, 5.00%,
               due 06/15/18                                                                           938,054     Aa2
   4,000,000   Erie County, New York Tobacco Asset Securitization Corporation-Series A,
               6.25%, due 07/15/40                                                                  3,832,200     Ba1        BBB
    3,250,00   Essex County, New York IDA Civic Facility (Moses Ludington Nursing Home),
               (FHA Insured), 6.375%, due 02/01/50                                                  3,566,713                AAA
   5,000,000   Long Island Power Authority-New York Electrical Systems Revenue-Series A
               (MBIA Insured), 5.00%, due 09/01/27                                                  5,071,150     Aaa        AAA
   5,000,000   Metropolitan Transportation Authority New York-Series A, (FGIC Insured),
               5.00%, due 11/15/25                                                                  5,138,650     Aaa        AAA
     550,000   Metropolitan Transportation Authority New York-Series A, (FGIC Insured),
               5.00%, due 11/15/31                                                                    555,456     Aaa        AAA
   1,000,000   Monroe County, New York IDA (Southview Towers Project), (SONYMA Insured),
               Subject to AMT, 6.25%, due 02/01/31                                                  1,082,500     Aa1
   7,730,000   Monroe County, New York Tobacco Asset Securitization Corporation, 6.375%,
               due 06/01/35                                                                         7,658,111     Ba1        BBB
   5,425,000   Nassau County, New York Interim Finance Authority-Series A2,
               (AMBAC Insured), 5.125%Prerefunded to 11/15/06, due 11/15/21                         5,778,927     Aaa        AAA
     575,000   Nassau County, New York Interim Finance Authority-Series A2,
               (AMBAC Insured), 5.125%, due 11/15/21                                                  603,600     Aaa        AAA
   2,600,000   Nassau County, New York Interim Finance Authority-Series B,
               (AMBAC Insured), 5.00%, due 11/15/18                                                 2,775,916     Aaa        AAA
   1,000,000   New York City Housing Development Corporation
               (Multifamily Housing)-Series E, (SONYMA Insured), 6.25%, due 05/01/36                1,079,350     Aa2         AA
   1,000,000   New York City Industrial Development Agency
               (Saint Francis College), 5.00%, due 10/01/34                                           997,470                 A-
    2,600,00   New York City Transitional Finance Authority, Future Tax Secured-Series B,
               5.00%, due 08/01/23                                                                  2,692,300     Aa2         AA+
     700,000   New York City Transitional Finance Authority, Future Tax Secured-Series C,
               5.00%, due 08/01/24                                                                    718,333     Aa2         AA+
     420,000   New York City Transitional Finance Authority-Series B, 5.50%, due 02/01/17             461,899     Aa2         AA+
     425,000   New York City Transitional Finance Authority-Series C, 5.375%, due 02/01/18            461,622     Aa2         AA+
   2,000,000   New York City Transitional Finance Authority-Series A, 5.375%, due 02/15/23          2,242,960     Aa2         AA+
     575,000   New York City Transitional Finance Authority-Series C, 5.375% Prerefunded
               to 02/01/11, due 02/01/18                                                              649,664     Aa2         AA+
   1,500,000   New York City Transitional Finance Authority-Series C, 5.50%Prerefunded
               to 05/01/10, due 11/01/29                                                            1,695,225     Aa2         AA+

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$  2,300,000   New York Counties Tobacco Trust I, 6.50%, due 06/01/35                           $   2,300,598     Ba1        BBB
   1,500,000   New York Counties Tobacco Trust I, 6.625%, due 06/01/42                              1,510,200     Ba1        BBB
   4,000,000   New York State Dormitory Authority (City University), (FGIC Insured), 5.25%,
               due 07/01/18                                                                         4,332,000     Aaa        AAA
   2,795,000   New York State Dormitory Authority (City University), (FGIC Insured), 5.25%,
               due 07/01/30                                                                         3,107,034     Aaa        AAA
   1,680,000   New York State Dormitory Authority (Columbia University)-Series B, 5.00%,
               due 07/01/21                                                                         1,769,830     Aaa        AAA
   1,800,000   New York State Dormitory Authority (Columbia University)-Series B, 5.00%,
               due 07/01/23                                                                         1,878,390     Aaa        AAA
   2,000,000   New York State Dormitory Authority (Court Facilities)-Series A, 5.375%,
               due 05/15/23                                                                         2,124,840      A2         A
   4,500,000   New York State Dormitory Authority (Court Facilities)-Series A, 5.50%,
               due 05/15/20                                                                         4,859,550      A2         A
   1,660,000   New York State Dormitory Authority (Fordham University), 5.00%, due 07/01/22         1,729,023     Aaa        AAA
   6,105,000   New York State Dormitory Authority (Highlands Living), (FHA Insured), 6.60%,
               due 02/01/34                                                                         6,247,918                 AA
   2,150,000   New York State Dormitory Authority (Jewish Geriatric-Long Island),
               (FHA Insured), 7.35%, due 08/01/29                                                   2,200,998                AAA
   2,250,000   New York State Dormitory Authority (Jewish Home of Central New York),
               6.25%, due 07/01/25                                                                  2,361,375
   1,815,000   New York State Dormitory Authority (Manhattan College), 5.50%, due 07/01/17          1,968,712                 AA
   2,400,000   New York State Dormitory Authority (Manhattan College), 5.50%, due 07/01/18          2,598,936                 AA
   2,285,000   New York State Dormitory Authority (Master Board of Cooperative Education
               Program), (FSA Insured), 5.00%, due 08/15/23                                         2,379,393     Aaa        AAA
   2,500,000   New York State Dormitory Authority (New York State University), 5.125%,
               due 05/15/31                                                                         2,803,150     Aaa        AAA
   1,205,000   New York State Dormitory Authority (New York University)-Series 1,
               (AMBAC Insured), 5.50%, due 07/01/19                                                 1,385,919     Aaa        AAA
   1,000,000   New York State Dormitory Authority (New York University)-Series 1,
               (AMBAC Insured), 5.50%, due 07/01/22                                                 1,144,290     Aaa        AAA
   1,000,000   New York State Dormitory Authority (Nursing Home-Menorah Campus),
               (AMBAC/FHA Insured), 6.10%, due 02/01/37                                             1,081,930                AAA
     250,000   New York State Dormitory Authority (Rochester University)-Series A, 5.25%,
               due 07/01/23                                                                           264,860      A1         A+
     200,000   New York State Dormitory Authority (Rochester University)-Series A, 5.25%,
               due 07/01/24                                                                           211,088      A1         A+
   4,400,000   New York State Dormitory Authority (Rockefeller University), 5.00%,
               due 07/01/28                                                                         4,468,332     Aaa        AAA
   2,400,000   New York State Dormitory Authority (W.K. Nursing Home), (FHA Insured),
               6.125%, due 02/01/36                                                                 2,568,600                AAA

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$    715,000   New York State Dormitory Authority-Series B, (FHA Insured), 6.65%,
               due 08/15/30                                                                     $     832,403     Aa2        AAA
   5,525,000   New York State Energy Research & Development Authority-Pollution Control
               Revenue, (Niagra Mohawk Power Corporation) Project A, 5.15%, due 11/01/25            5,761,912     Aaa        AAA
     985,000   New York State Environmental Facilities Corporation, Personal Income
               Tax-Series A, (FGIC Insured), 5.00%, due 01/01/23                                    1,021,415     Aaa        AAA
   1,810,000   New York State Housing Finance Agency (Housing Project Mortgage)-Series A,
               (FSA Insured), 6.125%, due 11/01/20                                                  1,903,541     Aaa        AAA
     500,000   New York State Power Authority-, Series A, 5.00%, due 11/15/19                         527,850     Aa2        AA-
   2,980,000   New York State Throughway Authority (General Revenue)-Series E, 5.00%,
               due 01/01/25                                                                         3,036,084     Aa3        AA-
     950,000   New York State Throughway Authority (Highway and Bridge),
               Second Generation-Series B, (FSA Insured), 5.00%, due 04/01/17                       1,013,954     Aaa        AAA
   1,535,000   New York State Throughway Authority (Highway and Bridge)-Series A,
               (FGIC Insured), 5.50%, due 04/01/17                                                  1,702,054     Aaa        AAA
   2,190,000   New York State Throughway Authority (Highway and Bridge)-Series C,
               (FGIC Insured), 5.00%, due 04/01/20                                                  2,298,098     Aaa        AAA
     225,000   New York State Urban Development Corporation, Personal Income
               Tax Series C-1 (FGIC Insured), 5.50%, due 03/15/19                                     248,263     Aaa        AAA
   1,000,000   New York State Urban Development Corporation, Subordinated Lien
               Corporation Purpose-Series A, 5.125%, due 07/01/20                                   1,056,970      A2         A
   1,520,000   New York State Urban Development Corporation, Subordinated Lien
               Corporation Purpose-Series A, 5.125%, due 07/01/21                                   1,599,298      A2         A
   3,800,000   New York State Urban Development Corporation (Correctional Facilities),
               (FSA Insured), 5.25%, due 01/01/30                                                   4,236,506     Aaa        AAA
   1,965,000   New York, New York-Series D, (FSA Insured), 5.125%, due 08/01/18                     2,110,056     Aaa        AAA
     500,000   New York, New York-Series G, 5.25%, due 08/01/15                                       542,755      A2         A
   1,000,000   Niagara County, Tobacco Asset Securitization Corporation, 6.25%, due 05/15/40          959,480     Ba1
   1,000,000   Port Authority New York & New Jersey, Consolidated-132ND Series, 5.00%,
               due 09/01/25                                                                         1,025,020      A1        AA-
     335,000   Red Hook, New York Central School District, Refunding, (FSA Insured),
               5.125%, due 06/15/18                                                                   357,747     Aaa
   1,000,000   Rensselaer, Tobacco Asset Securitization Corporation-Series A, 5.75%,
               due 06/01/43                                                                           888,710     Ba1        BBB
   1,000,000   Sales Tax Asset Receivable Corp., New York-Series A, (AMBAC Insured),
               5.25%, due 10/15/27                                                                  1,055,950     Aaa        AAA
   2,400,000   Triborough, New York State Bridge & Tunnel Authority-, (MBIA Insured),
               5.25%, due 11/15/23                                                                  2,548,920     Aaa        AAA
   1,750,000   Triborough, New York State Bridge & Tunnel Authority-Series A, 5.00%,
               due 01/01/32                                                                         1,761,340     Aa3        AA-

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$  2,000,000   Triborough, New York State Bridge & Tunnel Authority-Series B, 5.00%,
               due 11/15/27                                                                     $   2,026,160     Aa3        AA-
     885,000   Westchester County, New York Health Care Corporation-Series B,
               (County Guaranteed), 5.25%, due 11/01/17                                               958,499     Aaa        AAA
                                                                                                -------------
               TOTAL MUNICIPAL BONDS (COST $141,172,835)                                          146,903,851
                                                                                                -------------

  SHARES
------------
CLOSED-END FUNDS (7.68%)

     536,324   Muniholdings New York Insured Fund                                                   7,390,545
     296,890   Muniyield New York Insured Fund                                                      3,803,161
      10,000   Nuveen Insured New York Premium                                                        152,500
     100,000   Van Kampen Trust Investment Grade New York Municipals                                1,509,000
                                                                                                -------------
               TOTAL CLOSED-END FUNDS (COST $12,080,903)                                           12,855,206
                                                                                                -------------

    FACE
   AMOUNT
------------
COMMERCIAL PAPER (3.64%)
(COST $6,092,000)

$  6,092,000   General Electric Capital Corporation, 1.97%, due 12/01/04                            6,092,000
                                                                                                -------------
               TOTAL INVESTMENTS (99.08%) (COST $159,345,738)+                                    165,851,057
               CASH AND OTHER ASSETS, NET OF LIABILITIES (0.92%)                                    1,545,086
                                                                                                -------------
               NET ASSETS (100.00%)                                                             $ 167,396,143
                                                                                                =============

+  Aggregate cost for federal income tax purposes is $159,488,455.

   Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $6,917,861 and $555,259 respectively, resulting in net unrealized appreciation of $6,362,602.

   KEY:
   AMBAC   =   Ambac Indemnity Corporation
   AMT     =   Alternative Minimum Tax
   BOCES   =   Board of Cooperative Education Services
   FGIC    =   Financial Guaranty Insurance Corporation
   FHA     =   Federal Housing Administration
   FSA     =   Financial Security Assurance, Inc.
   IDA     =   Industrial Development Agency
   MBIA    =   Municipal Bond Insurance Association
   SONYMA  =   State of New York Mortgage Agency

[CHART]

                      PORTFOLIO COMPOSITION (% OF PORTFOLIO
                          MARKET VALUE) AS OF 11/30/04

Municipal Bonds        88.58%
Closed-End Funds        7.75%
Commercial Paper        3.67%

                       See Notes to Financial Statements.

LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (87.93%)

$    415,000   Branchburg, New Jersey Board of Education, (FGIC Insured), 5.00%, due
               07/15/21                                                                         $     433,032     Aaa         AAA
     350,000   Delaware River Port Authority, Port District Project-Series A (FSA Insured),
               Refunding Port District Project Series A, 5.20%, due 01/01/27                          363,205     Aaa         AAA
      70,000   Essex County, New Jersey Import Authority Orange School District-Series A,
               (MBIA Insured), Refunding Orange School District Series A, 6.95%, due 07/01/14          73,387     Aaa         AAA
     500,000   Freehold Township, New Jersey Board of Education (MBIA Insured), 5.00%, due
               02/15/22                                                                               518,310     Aaa         AAA
     250,000   Gloucester County, New Jersey Improvement Authority-Series A, (MBIA Insured),
               5.00%, due 07/15/23                                                                    260,110     Aaa         AAA
     100,000   Irvington, New Jersey Housing & Mortgage Finance Authority, (FHA Insured),
               6.50%, due 02/01/24                                                                    101,740                 AAA
     650,000   Mercer County, New Jersey Improvement Authority, Government Leasing
               Program (AMBAC County Guaranteed), 5.00%, due 12/15/18                                 693,309     Aaa         AAA
     200,000   Middlesex County, New Jersey Import Authority, 5.00%, due 08/01/22                     207,210     Aaa         AAA
     115,000   Morris County, New Jersey Improvement Authority, School Improvement,
               (County Guaranteed), 5.00%, due 08/15/16                                               123,642     Aaa
     200,000   New Jersey Economic Development Authority, Cigarette Tax, 5.75%, due
               06/15/29                                                                               204,264     Baa2        BBB
     100,000   New Jersey Economic Development Authority, New Jersey American Water Co.
               Project A, (FGIC Insured), Subject to AMT, 6.875%, due 11/01/34                        102,364     Aaa         AAA
     500,000   New Jersey Economic Development Authority, School Facilities Construction
               Series A, 5.00%, due 06/15/21                                                          520,055     Aaa         AAA
      50,000   New Jersey Economic Development Authority, Economic Development Revenue,
               Heath VLG-96 Project, (LOC-First Union National Bank), 6.00%, due 05/01/16,*            51,662                  A+
      25,000   New Jersey Economic Development Authority, Economic Development Revenue,
               Prerefunded-Heath VLJ-96 Project, (LOC-First Union National Bank), 6.00%, due
               05/01/16,*                                                                              26,509                  A+
     150,000   New Jersey Economic Development Authority, Economic Development Revenue,
               Refunding-Burlington Coat Factory, (LOC-First Union National Bank), 6.125%, due
               09/01/10                                                                               155,085     Aa3
     100,000   New Jersey Economic Development Authority, Pollution Control Revenue, Public
               Service Electric & Gas Company Project, (MBIA Insured), Subject to AMT, 6.40%,
               due 05/01/32                                                                           102,835     Aaa         AAA
     125,000   New Jersey Health Care Facilities Financing Authority, General Hospital Center at
               Passaic, (FSA Insured), 6.75%, due 07/01/19                                            157,420     Aaa         AAA
     150,000   New Jersey Health Care Facilities Financing Authority, Robert Wood Johnson
               University Hospital, 5.75%, due 07/01/25                                               160,770      A2          A
     150,000   New Jersey Health Care Facilities Financing Authority, Saint Joseph's Hospital &
               Medical Center, (Connie Lee Insured), 6.00%, due 07/01/26                              160,579                 AAA
     500,000   New Jersey State, Variable Purpose, (FGIC Insured), 5.00%, due 08/01/22                520,310     Aaa         AAA

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$    250,000   New Jersey State Educational Facilities Authority, Kean University-Series D,
               (FGIC Insured), 5.25%, due 07/01/23                                              $     265,307     Aaa        AAA
     500,000   New Jersey State Educational Facilities Authority, Montclair State
               University-Series F, 5.00%, due 07/01/31                                               506,695     Aaa        AAA
     275,000   New Jersey State Educational Facilities Authority, Refunding-Princeton
               University-Series D, 5.00%, due 07/01/26                                               284,086     Aaa        AAA
     100,000   New Jersey State Educational Facilities Authority, Rowan University-Series C,
               (FGIC Insured), 5.00%, due 07/01/31                                                    101,509     Aaa        AAA
      30,000   New Jersey State Higher Education Assistance Authority, Student Loan-Series A,
               (AMBAC Insured), Subject to AMT, 5.30%, due 06/01/17                                    31,106     Aaa        AAA
     100,000   New Jersey State Housing & Mortgage Finance Agency, MHRB-Series A,
               (AMBAC/FHA Insured), 6.25%, due 05/01/28                                               103,329     Aaa        AAA
     300,000   New Jersey State Housing & Mortgage Finance Agency, MHRB-Series B,
               (FSA Insured), 6.15%, due 11/01/20                                                     320,157     Aaa        AAA
     275,000   New Jersey State Housing & Mortgage Finance Agency, Refunding Series A,
               6.05%, due 11/01/20                                                                    282,045     Aaa        AAA
     500,000   New Jersey State Transport Trust Fund Authority, Transport Systems-Series B,
               5.00%, due 12/15/21                                                                    518,295     Aaa        AAA
     325,000   New Jersey State Transport Trust Fund Authority, Transport Systems-Series C,
               5.50%, due 06/15/24                                                                    350,220      A1         A+
     675,000   New Jersey State Turnpike Authority, Highway Improvement, Refunding-Series A,
               (FGIC Insured), 5.00%, due 01/01/19                                                    714,562     Aaa        AAA
     300,000   New Jersey State-Series H, Refunding Series H, 5.25%, due 07/01/19                     334,434     Aa3        AA-
     140,000   Newark, New Jersey Housing Finance Corporation Mortgage, Refunding-HUD
               Section 8-Manor Apartments-Series A, (FHA Insured), 7.50%, due 02/15/24                143,434                AAA
     400,000   Old Bridge, New Jersey Board of Education, (MBIA Insured), 5.00%, due 07/15/30         406,968     Aaa        AAA
      70,000   Puerto Rico Housing Bank & Finance Agency, Single Family Mortgage,
               Affordable Housing Mortgage-Portfolio I, (GNMA/FNMA/FHLMC Insured),
               Subject to AMT, 6.25%, due 04/01/29                                                     71,803     Aaa        AAA
     600,000   Tobacco Settlement Financing Corporation, New Jersey, 6.125%, due 06/01/42             550,566     Baa3       BBB
     500,000   Tobacco Settlement Financing Corporation, New Jersey, 7.00%, due 06/01/41              507,985     Baa3       BBB
     500,000   Union County, New Jersey Improvement Authority, Madison Redevelopment
               Project, (FSA insured), 5.00%, due 03/01/25                                            514,955     Aa1
     250,000   University Medicine & Dentistry, New Jersey, (AMBAC Insured), 5.00%, due
               04/15/22                                                                               260,935     Aaa        AAA
     250,000   University Medicine & Dentistry, New Jersey-Series A, 5.125%, due 12/01/22             262,978     Aaa        AAA
     100,000   University Puerto Rico Revenue-Series O, (MBIA Insured), 5.375%, due 06/01/30          102,248     Aaa        AAA
     250,000   Willingboro New Jersey Utilities Authority-Series H, 5.25%, due 01/01/21               268,168     Aaa
                                                                                                -------------
               TOTAL MUNICIPAL BONDS (COST $11,515,317)                                            11,837,583
                                                                                                -------------

                       See Notes to Financial Statements.

                                                                                                    VALUE
   SHARES                                                                                          (NOTE 1)
------------                                                                                    -------------
CLOSED-END FUNDS (7.42%)

      38,700   Muniholdings New Jersey Insured Fund                                             $     566,568
      23,400   Muniyield New Jersey Fund Incorporated                                                 344,682
       5,800   Muniyield New Jersey Insured Fund                                                       87,348
                                                                                                -------------
               TOTAL CLOSED-END FUNDS (COST $885,618)                                                 998,598
                                                                                                -------------

   FACE
  AMOUNT
-----------
COMMERCIAL PAPER (3.39%)
(COST $457,000)

$    457,000   General Electric Capital Corporation, 1.97%, due 12/01/04                              457,000
                                                                                                -------------
               TOTAL INVESTMENTS (98.74%) (COST $12,857,935)+                                      13,293,181
               CASH AND OTHER ASSETS, NET OF LIABILITIES (1.26%)                                      169,682
                                                                                                -------------
               NET ASSETS (100.00%)                                                             $  13,462,863
                                                                                                =============

+  Aggregate cost for federal income tax purposes is $12,859,968.

   Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $476,104 and $42,891 respectively, resulting in net unrealized appreciation of $433,213.

* Restricted security subject to restrictions on resale under federal securities laws. Security represents 0.20% of net assets.

   KEY

   AMBAC   =   Ambac Indemnity Corporation
   AMT     =   Alternative Minimum Tax
   FGIC    =   Financial Guaranty Insurance Corporation
   FHA     =   Federal Housing Administration
   FHLMC   =   Federal Home Loan Mortgage Corporation
   FNMA    =   Federal National Mortgage Association
   FSA     =   Financial Security Assurance, Inc.
   GNMA    =   Government National Mortgage Association
   HUD     =   Department of Housing and Urban Development
   LOC     =   Letter of Credit
   MBIA    =   Municipal Bond Insurance Association
   MHRB    =   Multi-family Housing Revenue Bond

[CHART]

                   PORTFOLIO COMPOSITION (% OF MARKET VALUE)
                                 AS OF 11/30/04

Municipal Bonds        89.05%
Closed-End Funds        7.51%
Commercial Paper        3.44%

                       See Notes to Financial Statements.

LEBENTHAL TAXABLE MUNICIPAL BOND FUND
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2004

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (90.42%)

$    350,000   Allen County, Indiana War Memorial Coliseum Additions Building Corporation,
               (AMBAC Insured), 6.875%, due 11/01/25                                            $     375,802     Aaa
     600,000   Atlanta & Fulton County, Georgia Recreational Authority-Downtown Area Project,
               (FSA Insured), 7.00%, due 12/01/28                                                     654,144     Aaa         AAA
     300,000   Bridgeport, Connecticut Taxable Pension Bonds, General Obligation,
               (FGIC Insured), 7.64%, due 01/15/30                                                    376,137     Aaa         AAA
     600,000   Broward County, Florida Airport Systems Revenue, Taxable Series J2, 6.90%, due
               10/01/21                                                                               691,782     Aaa         AAA
     125,000   California State University Revenue, Sacramento Auxiliary-Series B,
               (MBIA Insured), 6.45%, due 10/01/17                                                    134,110     Aaa         AAA
     150,000   Connecticut State Health & Educational Facilities Authority, Maefair Health Care,
               9.20%, due 11/01/24                                                                    207,381      A1          AA
     150,000   Connecticut State Health & Educational Facilities Authority, Shady Knoll Center,
               8.90%, due 11/01/24                                                                    203,245      A1          AA
     250,000   Cuyahoga County, Ohio Economic Development, Gateway Arena Project-Series A,
               8.625%, due 06/01/22                                                                   321,350     Aa2
     600,000   Dane County, Wisconsin, Taxable Series C, General Obligation, 5.30%, due
               12/01/16                                                                               600,000     Aaa
     225,000   Detroit, Michigan Downtown Development Authority Tax Increment Revenue,
               Taxable-Development Area No.1 Project-B, (MBIA Insured), 6.68%, due 07/01/28           257,200     Aaa         AAA
     100,000   Florida Housing Finance Agency, Mariner Club-K-2, (AMBAC Insured), 8.25%, due
               09/01/15                                                                               108,286     Aaa         AAA
     250,000   Fresno County, California Pension Obligation, (FGIC Insured), 6.67%, due
               08/15/18                                                                               283,778     Aaa         AAA
     500,000   Glendale, Arizona Municipal Property Corporate Excise Tax-Series B,
               (AMBAC Insured), 5.58%, due 07/01/32                                                   498,295     Aaa         AAA
     425,000   Harrisburg, Pennsylvania, Resource Recovery Facilities Authority-Series B,
               8.05%, due 09/01/25                                                                    510,382     Aaa         AAA
     150,000   Idaho Housing Agency, (HUD Section 8 Insured), 8.50%, due 07/01/09                     153,405      A2
     250,000   Illinois State, General Obligation, 4.95%, due 06/01/23                                237,898     Aa3          AA
     110,000   Illinois State, Taxable, Pension Funding, (XLCA/ICR Insured), 5.10%, due
               06/01/33                                                                               104,502     Aaa         AAA
     250,000   Industry, California, General Obligation, (MBIA Insured), 6.70%, due 07/01/21          263,410     Aaa         AAA
     750,000   Jersey City, New Jersey Municipal Utilities Authority-Series B, (MBIA Insured),
               5.47%, due 05/15/27                                                                    751,732     Aaa         AAA
     265,000   Kern County, California Pension Obligation, (MBIA Insured), 7.26%, due 08/15/14        310,024     Aaa         AAA
     205,000   Kutztown, Pennsylvania Area School District-Series A, (FGIC Insured), 6.65%, due
               11/15/31                                                                               210,027     Aaa         AAA
     300,000   Lafayette, Louisiana Taxable Refunding, (AMBAC Insured), 5.70%, due 05/01/22           301,503     Aaa         AAA
     400,000   Los Angeles, California Certificate Participation, Real Property-AK, 7.25%, due
               04/01/29                                                                               405,808      A2

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$    200,000   Los Angeles, California Community Redevelopment Agency, Monterey-Series D,
               (FSA Insured), 6.60%, due 09/01/20                                               $     215,420     Aaa        AAA
     100,000   Maryland State Transportation Authority Limited, Baltimore-Washington
               International, (MBIA Insured), 6.48%, due 07/01/22                                     108,293     Aaa
     500,000   Miami Dade County, Florida Educational Facilities Authority, Taxable-University
               of Miami-Series B, 5.36%, due 04/01/24                                                 500,475     Aaa        AAA
     200,000   Michigan State Housing Development Authority-Series A, (AMBAC Insured), 8.30%,
               due 11/01/15                                                                           238,330     Aaa        AAA
     400,000   Middlesex County, New Jersey General Improvement-Series B, 6.20%, due
               06/15/16                                                                               419,620     Aa1        AAA
      10,000   Minnesota State Housing Finance Agency, Single Family Mortgage-Series G, 8.05%,
               due 01/01/12                                                                            10,036     Aa1        AA+
     250,000   New Jersey Economic Development Authority, State Pension Funding,
               Revenue-Series B, 0.00%*, due 02/15/21                                                  98,575     Aaa        AAA
     500,000   New Jersey Economic Development Authority-Series B, (AMBAC Insured), 5.80%,
               due 04/01/25                                                                           509,565     Aaa        AAA
     250,000   New Jersey State Turnpike Authority Turnpike Revenue-Series B,
               (AMBAC Insured), 4.252%, due 01/01/16                                                  239,290     Aaa        AAA
     580,000   New York State Dormitory Authority Revenues, Highland Hospital-Series B,
               (MBIA/FHA Insured), 7.45%, due 08/01/35                                                625,629     Aaa        AAA
     300,000   New York State Housing Finance Agency, Multi-family Housing-Series B,
               (FHA Insured), 8.25%, due 05/15/35                                                     311,358     Aa1        AAA
     500,000   Ohio State, Developmental Assistance, (MBIA Insured), 5.32%, due 10/01/18              488,955     Aaa        AAA
     585,000   Ohio State, Taxable-Developmental Assistance-Series A, (MBIA Insured), 5.61%,
               due 10/01/22                                                                           588,329     Aaa        AAA
     300,000   Oregon School Boards Association, Taxable-Pension-Series B, (FGIC Insured),
               5.55%, due 06/30/28                                                                    304,152     Aaa        AAA
     500,000   Oregon State, General Obligation, Taxable-Series B, 5.762%, due 06/01/23               521,955     Aa3        AA-
     100,000   Pittsburgh, Pennsylvania Urban Redevelopment Authority, (FSA Insured),
               9.07%, due 09/01/14                                                                    106,370     Aaa        AAA
     600,000   Richland Lexington, South Carolina Airport District, Columbia Metropolitan
               Airport-Series B, (FSA Insured), 6.59%, due 01/01/17                                   667,566     Aaa        AAA
     300,000   Rosemont, Illinois Tax Increment Project 5, (FGIC Insured), 6.95%, due 12/01/20        327,819     Aaa        AAA
     225,000   Sacramento County, California-Series A, (MBIA Insured), 7.68%, due 08/15/21            281,070     Aaa        AAA
     120,000   Sales Tax Asset Receivable Asset Receivable Corp., NewYork-Series B,
               (FGIC Insured), 4.81%, due 10/15/16                                                    116,713     Aaa        AAA
     130,000   San Diego State University Foundation-Series B, (MBIA Insured), 6.70%,
               due 03/01/22                                                                           138,174     Aaa        AAA
     200,000   Tampa, Florida Sports Authority, Hillsboro Arena Project, (MBIA Insured),
               8.07%, due 10/01/26                                                                    206,660     Aaa        AAA

                       See Notes to Financial Statements.

                                                                                                                RATINGS (UNAUDITED)
                                                                                                                --------------------
    FACE                                                                                           VALUE                   STANDARD
   AMOUNT                                                                                         (NOTE 1)       MOODY'S   & POOR'S
------------                                                                                    -------------   --------   ---------
MUNICIPAL BONDS (CONTINUED)

$    290,000   Texas State, Department of Housing and Community Affairs-Series C-1,
               (MBIA Insured), 7.76%, due 09/01/17                                              $     296,107     Aaa        AAA
     321,272   Tobacco Settlement Funding Corporation, Louisiana Revenue-Series 2001A,
               6.36%, due 05/15/25                                                                    312,357     Baa3       BBB
     500,000   University of New Mexico, Certificates of Participation, 8.00%, due 06/30/25           556,775     Aaa        AAA
     500,000   West Haven, Connecticut, (MBIA Insured), 5.84%, due 03/15/22                           511,995     Aaa        AAA
                                                                                                -------------
               TOTAL MUNICIPAL BONDS (COST $15,596,926)                                            16,661,789
                                                                                                -------------

   SHARES
------------
CLOSED-END FUNDS (5.04%)

      46,000   Blackrock Income Trust Incorporated                                                    332,580
      58,000   Hyperion Total Return Fund Incorporated                                                596,820
                                                                                                -------------
               TOTAL CLOSED-END FUNDS (COST $778,001)                                                 929,400
                                                                                                -------------


    FACE
   AMOUNT
------------
COMMERCIAL PAPER (3.11%)
(COST $573,000)

$    573,000   General Electric Capital Corporation, 1.97%, due 12/01/04                              573,000
                                                                                                -------------
               TOTAL INVESTMENTS (98.57%) (COST $16,947,927)+                                      18,164,189
               CASH AND OTHER ASSETS, NET OF LIABILITIES (1.43%)                                      262,660
                                                                                                -------------
               NET ASSETS (100.00%)                                                             $  18,426,849
                                                                                                =============

+  Aggregate cost for federal income tax purposes is $16,952,390.

   Aggregate unrealized appreciation and depreciation, based on cost for federal income tax purposes, are $1,274,627 and $62,828 respectively, resulting in net unrealized appreciation of $1,211,799.

*  Zero Coupon Bond

   KEY

   AMBAC   =   Ambac Indemnity Corporation
   FGIC    =   Financial Guaranty Insurance Corporation
   FHA     =   Federal Housing Administration
   FSA     =   Financial Security Assurance, Inc.
   HUD     =   Department of Housing and Urban Development
   ICR     =   Insured Custodial Receipts
   MBIA    =   Municipal Bond Insurance Association
   XLCA    =   XL Capital Assurance

[CHART]

                   PORTFOLIO COMPOSITION (% OF MARKET VALUE)
                                 AS OF 11/30/04

Municipal Bonds        91.73%
Closed-End Funds        5.12%
Commercial Paper        3.15%

                       See Notes to Financial Statements.

LEBENTHAL FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
NOVEMBER 30, 2004

                                                                 LEBENTHAL NEW YORK     LEBENTHAL NEW JERSEY    LEBENTHAL TAXABLE
                                                                     MUNICIPAL               MUNICIPAL              MUNICIPAL
                                                                     BOND FUND               BOND FUND              BOND FUND
                                                               ---------------------   ---------------------   --------------------
ASSETS
Investment in securities, at value (cost $159,345,738
  $12,857,935 and $16,947,927)                                 $         165,851,057   $          13,293,181   $         18,164,189
Cash                                                                             388                     395                    484
Receivables:
     Capital shares sold                                                      43,118                      --                 49,891
     Interest and dividends                                                2,168,506                 225,731                288,665
     Due from Manager                                                             --                     651                 10,356
Prepaid Expenses                                                              13,498                   1,118                  1,454
                                                               ---------------------   ---------------------   --------------------
       Total assets                                                      168,076,567              13,521,076             18,515,039
                                                               ---------------------   ---------------------   --------------------

LIABILITIES
Payables:
     Capital shares redeemed                                                  76,584                      --                    839
     Dividends declared                                                      315,128                  26,873                 51,522
     Distribution fee payable (Note 3)                                        80,255                      --                     --
     Management fee payable (Note 2)                                          30,866                   2,801                  3,769
     Administration fee payable                                               30,572                   6,576                  6,159
Accrued expenses and other liabilities                                       147,019                  21,963                 25,901
                                                               ---------------------   ---------------------   --------------------
       Total liabilities                                                     680,424                  58,213                 88,190
                                                               ---------------------   ---------------------   --------------------
NET ASSETS                                                     $         167,396,143   $          13,462,863   $         18,426,849
                                                               =====================   =====================   ====================

NET ASSETS CONSIST OF:
Par value                                                      $              20,272   $               1,867   $              2,346
Paid in capital                                                          161,276,103              12,974,581             17,227,933
Undistributed(Accumulated) net investment income/(loss)                     (315,128)                     17                (47,272)
Accumulated net realized gain/(loss) on investments                          (90,423)                 51,152                 27,580
Unrealized appreciation on investments -- net                              6,505,319                 435,246              1,216,262
                                                               ---------------------   ---------------------   --------------------
       Total net assets                                        $         167,396,143   $          13,462,863   $         18,426,849
                                                               =====================   =====================   ====================

CLASS A
Net Assets                                                     $         159,633,518   $          13,462,863   $         18,426,849
Shares outstanding (Note 4)                                               19,333,490               1,867,431              2,346,443
Net asset value and redemption price per share                 $                8.26   $                7.21   $               7.85
Maximum offering price per share*                              $                8.65   $                7.55   $               8.22

CLASS B
Net Assets                                                     $           7,762,625   $                  --   $                 --
Shares outstanding (Note 4)                                                  938,538                      --                     --
Net asset value, and redemption price per share**              $                8.27   $                  --   $                 --

* The sales charge for Class A shares is 4.5% of the offering price on a single sale of less than $50,000, reduced on sales of $50,000 or more and certain other sales.

** Class B shares are sold without an initial sales charge, but are subject to a 5% contingent deferred sales charge if shares are redeemed within 11 months, reduced on shares held over 12 months.

                       See Notes to Financial Statements.

LEBENTHAL FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED NOVEMBER 30, 2004

                                                                 LEBENTHAL NEW YORK     LEBENTHAL NEW JERSEY    LEBENTHAL TAXABLE
                                                                     MUNICIPAL               MUNICIPAL              MUNICIPAL
                                                                     BOND FUND               BOND FUND              BOND FUND
                                                               ---------------------   ---------------------   --------------------
INVESTMENT INCOME
Income:
     Interest                                                  $           8,262,052   $             645,335   $          1,109,536
     Dividends                                                               867,592                  64,348                 86,215
                                                               ---------------------   ---------------------   --------------------
         Total income                                                      9,129,644                 709,683              1,195,751
                                                               ---------------------   ---------------------   --------------------

EXPENSES:
     Management fee (Note 2)                                                 396,903                  35,580                 48,606
     Distribution fee:
       Class A (Note 3)                                                      427,869                  35,580                 48,606
       Class B (Note 3)                                                       85,522                      --                     --
     Shareholder servicing fees:
       Class A                                                                73,997                  31,510                 34,713
       Class B                                                                31,684                      --                     --
     Administration fee                                                      151,140                  15,738                 19,802
     Printing                                                                 32,255                   2,337                  2,986
     Custodian fee                                                            24,694                   5,852                  5,854
     Legal and compliance fees                                               241,404                  18,874                 28,488
     Auditing and accounting fees                                             82,480                  36,573                 37,852
     Directors' fees                                                          21,719                   1,716                  2,287
     Registration fees:
       Class A                                                                11,782                   4,614                 14,612
       Class B                                                                 5,146                      --                     --
     Other                                                                    76,811                   7,325                  9,645
                                                               ---------------------   ---------------------   --------------------
         Total expenses                                                    1,663,406                 195,699                253,451
     Less: Reimbursment of expenses by Manager (Note 2)                           --                 (24,838)               (10,356)
       Fees waived by Distributor (Note 3)                                   (38,452)                (35,580)               (48,606)
       Fees paid indirectly (Note 1)                                             (62)                    (83)                   (70)
                                                               ---------------------   ---------------------   --------------------
     Net expenses                                                          1,624,892                 135,198                194,419
                                                               ---------------------   ---------------------   --------------------
Net investment income                                                      7,504,752                 574,485              1,001,332
                                                               ---------------------   ---------------------   --------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/(loss) on investments                                      105,464                 121,609                 56,101
Net realized gain from underlying funds' distributions                        40,160                      --                     --
Change in unrealized appreciation/depreciation of
   investments                                                            (2,509,956)               (172,753)               (45,236)
                                                               ---------------------   ---------------------   --------------------
Net realized and unrealized gain on investments                           (2,364,332)                (51,144)                10,865
                                                               ---------------------   ---------------------   --------------------
Increase in net assets from operations                         $           5,140,420   $             523,341   $          1,012,197
                                                               =====================   =====================   ====================

                       See Notes to Financial Statements.

LEBENTHAL FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED NOVEMBER 30, 2004 AND 2003

                                              LEBENTHAL NEW YORK MUNICIPAL               LEBENTHAL NEW JERSEY MUNICIPAL
                                                        BOND FUND                                  BOND FUND
                                          ---------------------------------------    --------------------------------------
                                                YEAR                 YEAR                  YEAR                 YEAR
                                                ENDED                ENDED                 ENDED                ENDED
                                          NOVEMBER 30, 2004    NOVEMBER 30, 2003     NOVEMBER 30, 2004    NOVEMBER 30, 2003
                                          -----------------    ------------------    -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                   $       7,504,752    $        7,712,422    $         574,485    $         587,150
  Net realized gain on investments                  145,624             1,188,722              121,609              279,172
  Change in unrealized appreciation/
    (depreciation) of investments                (2,509,956)              981,555             (172,753)              (3,559)
                                          -----------------    ------------------    -----------------    -----------------
  Increase in net assets from
    operations                                    5,140,420             9,882,699              523,341              862,763
Dividends from net investment
  income:
     Class A shares                              (7,197,169)*          (7,390,991)**          (574,168)*           (586,485)**
     Class B shares                                (301,409)*            (314,903)**                --                   --
Distributions from net realized
  capital gains
     Class A Shares                              (1,104,110)             (584,822)                  --                   --
     Class B Shares                                 (58,481)              (27,890)                  --                   --
Capital share transactions (Note 4)             (15,564,404)           12,017,267           (1,419,237)           1,578,917
                                          -----------------    ------------------    -----------------    -----------------
Total increase/(decrease)                       (19,085,153)           13,581,360           (1,470,064)           1,855,195
Net assets:
  Beginning of period                           186,481,296           172,899,936           14,932,927           13,077,732
                                          -----------------    ------------------    -----------------    -----------------
  End of period (1)                       $     167,396,143    $      186,481,296    $      13,462,863    $      14,932,927
                                          =================    ==================    =================    =================
(1) Includes Undistributed/
     (Accumulated) Net Investment
       Income/(Loss)                      $        (315,128)   $         (416,145)   $              17    $              17
                                          =================    ==================    =================    =================

(Unaudited Information)

* 98.96% and 98.97% designated as exempt interest dividends for federal income tax purposes for New York Municipal Bond Fund and New Jersey Municipal Bond Fund, respectively.

** 99.07% and 98.87% designated as exempt interest dividends for federal income tax purposes for New York Municipal Bond Fund and New Jersey Municipal Bond Fund, respectively.

                       See Notes to Financial Statements.

                                                                                          LEBENTHAL TAXABLE MUNICIPAL
                                                                                                    BOND FUND
                                                                                     --------------------------------------
                                                                                           YEAR                  YEAR
                                                                                           ENDED                 ENDED
                                                                                     NOVEMBER 30, 2004    NOVEMBER 30, 2003
                                                                                     -----------------    -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                              $       1,001,332    $         982,197
  Net realized gain/loss on investments                                                         56,101              (24,058)
  Change in unrealized appreciation/depreciation of investments                                (45,236)              35,610
                                                                                     -----------------    -----------------
  Increase in net assets from operations                                                     1,012,197              993,749
Dividends from net investment income                                                        (1,001,146)            (982,010)
Distribution from net realized capital gains                                                        --              (18,332)
Capital share transactions (Note 4)                                                         (1,702,284)           4,386,648
                                                                                     -----------------    -----------------
  Total increase/(decrease)                                                                 (1,691,233)           4,380,055
Net assets:
  Beginning of period                                                                       20,118,082           15,738,027
                                                                                     -----------------    -----------------
  End of period (1)                                                                  $      18,426,849    $      20,118,082
                                                                                     =================    =================
(1)Includes Accumulated Net Investment Loss                                          $         (47,272)   $         (47,458)
                                                                                     =================    =================

                       See Notes to Financial Statements.

LEBENTHAL FUNDS, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                LEBENTHAL NEW YORK
                                                                           MUNICIPAL BOND FUND--CLASS A
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004          2003           2002             2001          2000
                                                      -----------    -----------    -----------     -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $      8.41    $      8.33    $      8.31     $      7.92    $      7.64
                                                      -----------    -----------    -----------     -----------    -----------
Income from investment operations:
Net investment income                                        0.35           0.36           0.38(a)         0.41           0.41
Net realized and unrealized gain/(loss) on
  investments                                               (0.10)          0.11           0.05            0.39           0.28
                                                      -----------    -----------    -----------     -----------    -----------
Total from investment operations                             0.25           0.47           0.43            0.80           0.69
                                                      -----------    -----------    -----------     -----------    -----------
Less distributions:
Dividends from net investment income                        (0.35)         (0.36)         (0.41)          (0.41)         (0.41)
Distributions from net realized gain on investments         (0.05)         (0.03)            --              --             --
                                                      -----------    -----------    -----------     -----------    -----------
Total distributions                                         (0.40)         (0.39)         (0.41)          (0.41)         (0.41)
                                                      -----------    -----------    -----------     -----------    -----------
Net asset value, end of period                        $      8.26    $      8.41    $      8.33     $      8.31    $      7.92
                                                      ===========    ===========    ===========     ===========    ===========
TOTAL RETURN
  (without deduction of sales load)                          3.07%          5.76%          4.93%          10.20%          9.28%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                       $   159,634    $   177,154    $   165,093     $   147,456    $   130,595
Ratio to average net assets:
  Expenses                                                   0.87%*         0.85%*         0.88%*          0.81%*         0.86%*
  Net investment income                                      4.21%          4.30%          4.58%(a)        4.93%          5.30%
Portfolio turnover                                          11.38%         16.64%         13.05%          46.32%         65.05%

*    Includes fees paid indirectly of less than 0.01% of average net assets.

(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of of net investment to average net assets would have been the same as noted above.

                       See Notes to Financial Statements.

                                                                                LEBENTHAL NEW YORK
                                                                           MUNICIPAL BOND FUND--CLASS B
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004          2003           2002             2001          2000
                                                      -----------    -----------    -----------     -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $      8.42    $      8.34    $      8.31     $      7.92    $      7.64
                                                      -----------    -----------    -----------     -----------    -----------
Income from investment operations:
Net investment income                                        0.29           0.31           0.33(a)         0.35           0.36
Net realized and unrealized gain/(loss) on
  investments                                               (0.10)          0.10          (0.05)           0.39           0.28
                                                      -----------    -----------    -----------     -----------    -----------
Total from investment income                                 0.19           0.41           0.38            0.74           0.64
                                                      -----------    -----------    -----------     -----------    -----------
Less distributions:
Dividends from net investment income                        (0.29)         (0.30)         (0.35)          (0.35)         (0.36)
Distributions from net realized gain on investments         (0.05)         (0.03)            --              --             --
                                                      -----------    -----------    -----------     -----------    -----------
Total distributions                                         (0.34)         (0.33)         (0.35)          (0.35)         (0.36)
                                                      -----------    -----------    -----------     -----------    -----------
Net asset value, end of period                        $      8.27    $      8.42    $      8.34     $      8.31    $      7.92
                                                      ===========    ===========    ===========     ===========    ===========
TOTAL RETURN
  (without deduction of sales load)                          2.37%          5.02%          4.34%           9.39%          8.53%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                       $     7,763    $     9,328    $     7,807     $     6,142    $     4,300
Ratios to average net assets:
  Expenses +                                                 1.55%*         1.55%*         1.55%*          1.55%*         1.55%*
  Net investment income                                      3.53%          3.59%          3.90%(a)        4.16%          4.60%
Portfolio turnover                                          11.38%         16.64%         13.05%          46.32%         65.05%

*    Includes fees paid indirectly of less than 0.01% of average net assets.

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average assets would have been 2.00%, 1.96%, 2.08%, 2.11% and 2.38%, for the years ended November 30, 2004, 2003, 2002, 2001 and 2000, respectively.

(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of of net investment to average net assets would have been the same as noted above.

                       See Notes to Financial Statements.

                                                                                LEBENTHAL NEW JERSEY
                                                                                MUNICIPAL BOND FUND
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004          2003           2002             2001          2000
                                                      -----------    -----------    -----------     -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $      7.20    $      7.05    $      6.99     $      6.73    $      6.51
                                                      -----------    -----------    -----------     -----------    -----------
Income from investment operations:
Net investment income                                        0.29           0.30           0.31(a)         0.33           0.34
Net realized and unrealized gain/(loss) on
  investments                                                0.01           0.15           0.06            0.26           0.22
                                                      -----------    -----------    -----------     -----------    -----------
Total from investment operations                             0.30           0.45           0.37            0.59           0.56
                                                      -----------    -----------    -----------     -----------    -----------
Less distributions:
Dividends from net investment income                        (0.29)         (0.30)         (0.31)          (0.33)         (0.34)
                                                      -----------    -----------    -----------     -----------    -----------
Total distributions                                         (0.29)         (0.30)         (0.31)          (0.33)         (0.34)
                                                      -----------    -----------    -----------     -----------    -----------
Net asset value, end of period                        $      7.21    $      7.20    $      7.05     $      6.99    $      6.73
                                                      ===========    ===========    ===========     ===========    ===========
TOTAL RETURN
  (without deduction of sales load)                          4.26%          6.47%          5.39%           8.90%          8.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                       $    13,463    $    14,933    $    13,078     $    11,356    $     9,192
Ratio to average net assets:
  Expenses +                                                 0.95%*         0.95%*         0.95%*          0.93%*         0.75%*
  Net investment income                                      4.03%          4.17%          4.41%(a)        4.66%          5.24%
Portfolio turnover                                           8.80%         15.63%         21.46%          30.46%         90.39%

*    Includes fees paid indirectly of less than 0.01% of average net assets.

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.37%, 1.32%, 1.48%, 1.47% and 1.60%, for the years ended November 30, 2004, 2003, 2002,
     2001 and 2000, respectively.

(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share would have been the same as noted above and the ratio of net investment income to average net assets would have been 4.40%.

                       See Notes to Financial Statements.

                                                                                 LEBENTHAL TAXABLE
                                                                                MUNICIPAL BOND FUND
                                                      ------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                                                      ------------------------------------------------------------------------
                                                          2004          2003           2002             2001          2000
                                                      -----------    -----------    -----------     -----------    -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $      7.84    $      7.80    $      7.49     $      7.11    $      6.81
                                                      -----------    -----------    -----------     -----------    -----------
Income from investment operations:
Net investment income                                        0.40           0.41           0.44(a)         0.47           0.50
Net realized and unrealized gain/(loss) on
  investments                                                0.01           0.04           0.33            0.40           0.30
                                                      -----------    -----------    -----------     -----------    -----------
Total from investment operations                             0.41           0.45           0.77            0.87           0.80
                                                      -----------    -----------    -----------     -----------    -----------
Less distributions:
Dividends from net investment income                        (0.40)         (0.41)         (0.46)          (0.49)         (0.50)
Distributions from net realized gains on investments           --          (0.00)**          --              --             --
                                                      -----------    -----------    -----------     -----------    -----------
Total distributions                                         (0.40)         (0.41)         (0.46)          (0.49)         (0.50)
                                                      -----------    -----------    -----------     -----------    -----------
Net asset value, end of period                        $      7.85    $      7.84    $      7.80     $      7.49    $      7.11
                                                      ===========    ===========    ===========     ===========    ===========
TOTAL RETURN
  (without deduction of sales load)                          5.41%          5.80%         10.36%          12.22%         12.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000)                       $    18,427    $    20,118    $    15,738     $    13,601    $    12,504
Ratio to average net assets:
  Expenses +                                                 1.00%*         1.00%*         1.00%*          1.00%*         0.90%*
  Net investment income                                      5.15%          5.09%          5.83%(a)        6.34%          7.25%
Portfolio turnover                                          13.69%          7.83%         22.46%          54.63%         29.26%

*    Includes fees paid indirectly of 0.01% or less of average net assets.

**   Amount represents less than $0.01 per share.

+ If the Investment Manager had not waived fees and reimbursed expenses and the Administrator and Distributor had not waived fees, the ratio of operating expenses to average net assets would have been 1.30%, 1.24%, 1.34%, 1.35% and 1.37% for the years ended November 30, 2004, 2003, 2002,
     2001, and 2000, respectively.

(a) If the Fund had not adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies, which requires the amortization of premiums and accretion of discounts on debt securities using the effective interest method, net investment income per share and the ratio of of net investment to average net assets would have been the same as noted above.

                       See Notes to Financial Statements.

LEBENTHAL FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS

1.   SUMMARY OF ACCOUNTING POLICIES

Lebenthal Funds, Inc. (the "Company") is registered under the Investment Company Act of 1940 as an open-end management investment company consisting of Lebenthal New York Municipal Bond Fund (the "New York Bond Fund"), Lebenthal New Jersey Municipal Bond Fund (the "New Jersey Bond Fund") and Lebenthal Taxable Municipal Bond Fund (the "Taxable Bond Fund") collectively, "The Funds". Effective December 3, 1997, the New York Bond Fund began to offer a second class of shares, Class B. Class B shares are sold without an initial sales charge but will have a higher expense ratio than Class A shares due to higher 12b-1 fees. The Company's financial statements are prepared in accordance with generally accepted accounting principles in the United States.

     a)   VALUATION OF SECURITIES -

     Municipal obligations are stated on the basis of valuations provided by a pricing service approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. If a pricing service is not used, municipal obligations will be valued at quoted prices provided by municipal bond dealers. Other securities for which transaction prices are readily available are stated at market value (determined on the basis of the last reported sales price, or a similar means). Short-term investments that will mature in sixty (60) days or less are stated at amortized cost, which approximates market value. All other securities and assets are valued at their fair market value as determined in good faith by or under the direction of the Board of Directors.

     b)   FEDERAL INCOME TAXES -

     It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt and taxable income to its shareholders. Therefore, no provision for Federal income or Excise tax is required.

     c)   DIVIDENDS AND DISTRIBUTIONS -

     Dividends from net investment income are declared daily and paid monthly. Distributions of net capital gains, if any, realized on sales of investments are made after the close of the Funds' fiscal year, as declared by the Funds' Board of Directors.

     d)   GENERAL -

     Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. Premiums and original issue discounts on securities purchased are amortized over the life of the respective securities. For the New York Bond Fund, investment income and realized and unrealized gains and losses are allocated to each class based upon the relative daily net assets of each class of share. Expenses that are directly attributable to a class are charged only to that class. Expenses not directly attributable to a specific class are allocated based upon the relative daily net assets of each class of shares.

     e)   FEES PAID INDIRECTLY -

     Funds leaving excess cash in demand deposit accounts may receive credits which are available to offset custody expenses. The Statements of Operations report gross custody expense, and reflect the amount of such credits as a reduction in total expenses, of $62, $83, and $70, for the New York Bond Fund, New Jersey Bond Fund, and Taxable Bond Fund, respectively.

     f)   ESTIMATES -

     The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2.   INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Management Contract the Funds pay a management fee to Boston Advisors, Inc. (the "Manager"), equal to 0.25% of each Fund's average daily net assets up to $50 million; 0.225% of such assets between $50 million and $100 million; and 0.20% of such assets in excess of $100 million. The Manager manages the portfolio of securities of each Fund and makes decisions with respect to the purchase and sale of investments. Although not required to do so, the Manager has, in the current year, voluntarily agreed to reimburse expenses in the amount of $24,838 and $10,356 for the New Jersey Bond Fund and New York Municipal Bond Fund, respectively. As this waiver is voluntary it may be terminated at any time.

Advest, Inc. retained commissions from the sales of shares of the Company in the following amounts:

                                                            COMMISSIONS RETAINED
                                                               BY ADVEST, INC.
                                                            --------------------
Lebenthal New York Municipal Bond Fund -- Class A               $    211,540
Lebenthal New York Municipal Bond Fund -- Class B               $     32,394
Lebenthal New Jersey Municipal Bond Fund                        $     24,221
Lebenthal Taxable Municipal Bond Fund                           $     34,331
                                                                ------------
                                                                $    302,486
                                                                ============

The Directors of the Company who are unaffiliated with the Manager or the Distributor are paid $6,250 per annum plus an additional $1,000 to the Audit Committee Chair.

3.   DISTRIBUTION PLAN

Pursuant to a Distribution Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Company and Advest, Inc. (the Distributor) have entered into a Distribution Agreement. For its services under the Distribution Agreement, the Distributor receives a fee equal to 0.25% of the Fund's average daily net assets for the New York Bond Fund -- Class A shares, the New Jersey Bond Fund, and the Taxable Bond Fund, and, 1.00% for the New York Bond Fund -- Class B shares. For the year ended November 30, 2004, the Distributor voluntarily waived fees of $38,452, $35,580 and $48,606 from the New York Bond Fund -- Class B shares, the New Jersey Bond Fund, and the Taxable Bond Fund, respectively. There were no additional expenses borne by the Company pursuant to the Distribution Plan.

4.   CAPITAL STOCK

Transactions in capital stock were as follows:

                                        LEBENTHAL NEW YORK MUNICIPAL BOND FUND --   LEBENTHAL NEW YORK MUNICIPAL BOND FUND --
                                                         CLASS A                                     CLASS A
                                                       YEAR ENDED                                  YEAR ENDED
                                                    NOVEMBER 30, 2004                           NOVEMBER 30, 2003
                                        -----------------------------------------   -----------------------------------------
                                             SHARES                  AMOUNT              SHARES                  AMOUNT
                                        -----------------       -----------------   -----------------       -----------------
Sold                                            1,164,657       $       9,682,633           1,823,932       $      15,313,113
Issued as reinvestment of dividends               788,015               6,559,017             755,768               6,338,368
Redeemed                                       (3,684,987)            (30,392,551)         (1,323,932)            (11,070,993)
                                        -----------------       -----------------   -----------------       -----------------
Net increase/(decrease)                        (1,732,315)      $     (14,150,901)          1,255,768       $      10,580,488
                                        =================       =================   =================       =================
Shares authorized ($0.001 par value)        6,666,666,667
                                        =================

                                        LEBENTHAL NEW YORK MUNICIPAL BOND FUND --   LEBENTHAL NEW YORK MUNICIPAL BOND FUND --
                                                         CLASS B                                     CLASS B
                                                       YEAR ENDED                                  YEAR ENDED
                                                    NOVEMBER 30, 2004                           NOVEMBER 30, 2003
                                        -----------------------------------------   -----------------------------------------
                                             SHARES                  AMOUNT              SHARES                  AMOUNT
                                        -----------------       -----------------   -----------------       -----------------
Sold                                               40,386       $         336,410             208,341       $       1,748,617
Issued as reinvestment of dividends                34,928                 291,471              34,535                 290,031
Redeemed                                         (244,039)             (2,041,384)            (71,361)               (601,869)
                                        -----------------       -----------------   -----------------       -----------------
Net increase/(decrease)                          (168,725)      $      (1,413,503)            171,515       $       1,436,779
                                        =================       =================   =================       =================
Shares authorized ($0.001 par value)        6,666,666,667
                                        =================

                                        LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND    LEBENTHAL NEW JERSEY MUNICIPAL BOND FUND
                                                       YEAR ENDED                                  YEAR ENDED
                                                    NOVEMBER 30, 2004                           NOVEMBER 30, 2003
                                        -----------------------------------------   -----------------------------------------
                                             SHARES                  AMOUNT              SHARES                  AMOUNT
                                        -----------------       -----------------   -----------------       -----------------
Sold                                               92,622       $         667,415             271,430       $       1,949,364
Issued as reinvestment of dividends                57,925                 416,144              64,016                 456,815
Redeemed                                         (356,135)             (2,502,796)           (116,201)               (827,262)
                                        -----------------       -----------------   -----------------       -----------------
Net increase/(decrease)                          (205,588)      $      (1,419,237)            219,245       $       1,578,917
                                        =================       =================   =================       =================
Shares authorized ($0.001 par value)        6,666,666,667
                                        =================

                                          LEBENTHAL TAXABLE MUNICIPAL BOND FUND         LEBENTHAL TAXABLE MUNICIPAL BOND FUND
                                                        YEAR ENDED                                    YEAR ENDED
                                                     NOVEMBER 30, 2004                            NOVEMBER 30, 2003
                                        -----------------------------------------   -----------------------------------------
                                             SHARES                  AMOUNT              SHARES                  AMOUNT
                                        -----------------       -----------------   -----------------       -----------------
Sold                                              212,503       $       1,683,791             712,571       $       5,675,398
Issued as reinvestment of dividends                86,012                 675,630              83,881                 664,395
Redeemed                                         (517,404)             (4,061,705)           (248,617)             (1,953,145)
                                        -----------------       -----------------   -----------------       -----------------
Net increase/(decrease)                          (218,889)      $      (1,702,284)            547,835       $       4,386,648
                                        =================       =================   =================       =================
Shares authorized ($0.001 par value)        6,666,666,667
                                        =================

5.   INVESTMENT TRANSACTIONS

Purchases of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term debt obligations and government securities having maturities of one year or less, were $19,461,639, $1,179,012, and $2,569,142, respectively. Sales of investment securities for the New York Bond Fund, the New Jersey Bond Fund, and the Taxable Bond Fund, other than short term obligations, were $35,537,216, $2,282,548, and $4,455,395, respectively.

6.   INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally acceptable accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by each fund, timing differences and differing characterization of distributions made by each fund as a whole.

As determined on November 30, 2004, permanent differences resulting primarily from different book and tax accounting for amortization of bond premium and characterization of distributions were reclassified at year end. These reclassifications had no effect on net income, net assets or net assets per share of each fund.

Tax character of distributions paid to shareholders during the years ended November 30, 2004 and 2003 were as follows:

                                                      TAX-EXEMPT     ORDINARY      LONG-TERM
                                                        INCOME        INCOME      CAPITAL GAIN      TOTAL
                                                     -----------    -----------   ------------   ------------
YEAR ENDED NOVEMBER 30, 2004:
Lebenthal New York Municipal Bond Fund               $ 7,319,763    $    77,798   $   1,263,608  $  8,661,169
Lebenthal New Jersey Municipal Bond Fund                 568,269          5,899              --       574,168
Lebenthal Taxable Municipal Bond Fund                         --      1,001,146              --     1,001,146

YEAR ENDED NOVEMBER 30, 2003:
Lebenthal New York Municipal Bond Fund               $ 7,569,813    $    71,965   $     676,828  $  8,318,606
Lebenthal New Jersey Municipal Bond Fund                 574,390         12,095              --       586,485
Lebenthal Taxable Municipal Bond Fund                         --        981,029          19,313     1,000,342

At November 30, 2004, the components of distributable earning on a tax basis were as follows:

                                                     UNDISTRIBUTED                UNDISTRIBUTED
                                                       ORDINARY      TAX-EXEMPT     LONG-TERM      UNREALIZED
                                                        INCOME        INCOME          GAIN        APPRECIATION       TOTAL
                                                     -------------  ------------  -------------  --------------  --------------
Lebenthal New York Municipal Bond Fund               $          --  $         --  $      52,293  $    6,362,602  $    6,414,895
Lebenthal New Jersey Municipal Bond Fund                        --        26,889         53,186         433,213         513,288
Lebenthal Taxable Municipal Bond Fund                       32,059            --          4,234       1,211,799       1,248,092

The differences between book and tax basis components of distributable earnings are primarily due to timing differences on wash sales, dividends payments, and amortization of bond premium.

There are no capital losses to be carried forward to offset future capital gains. Capital loss carryforwards utilized during the year ended November 30, 2004 were $70,882 and $24,058, respectively for the New Jersey Bond Fund and the Taxable Bond Fund.

7.   CONCENTRATION OF CREDIT RISK

The New York Bond Fund invests primarily in obligations of political subdivisions of the state of New York and the New Jersey Bond Fund invests primarily in obligations of political subdivisions of the state of New Jersey and accordingly these Funds are subject to the risk associated with the non-performance of such issuers. Each Fund maintains a policy of monitoring its exposure by reviewing the creditworthiness of the issuers, as well as that of financial institutions issuing letters of credit, and by limiting the amount of holdings with letters of credit from one financial institution.

8.   CONTRACTUAL OBLIGATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

LEBENTHAL FUNDS, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE LEBENTHAL FUNDS, INC.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Lebenthal New York Municipal Bond, Lebenthal New Jersey Municipal Bond, and the Lebenthal Taxable Municipal Bond (hereafter referred to as the "Funds") at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP
BOSTON, MASSACHUSETTS
JANUARY 21, 2005

LEBENTHAL FUNDS, INC.

PROXY RESULTS (UNAUDITED)

At a special meeting of shareholders of the Lebenthal Funds, Inc. (the "Fund") held on May 20, 2004, such shareholders voted on the following proposals:

PROPOSAL 1 - To approve the new Management Contracts between the Fund, on behalf of each of the Portfolios, and Boston Advisors, Inc. (the "Manager"). The number of shares voted are as follows:

                                     SHARES VOTED   SHARES VOTED    SHARES
                                         FOR          AGAINST      WITHHELD
                                     ------------   ------------   --------
LEBENTHAL NEW YORK
   MUNICIPAL BOND FUND                21,600,283      254,354       508,085
LEBENTHAL NEW JERSEY
   MUNICIPAL BOND FUND                 1,972,531       44,289        53,117
LEBENTHAL TAXABLE
   MUNICIPAL BOND FUND                 1,535,618       19,691        35,655

PROPOSAL 2 - To elect five directors of the Fund, each to hold office until their successors are duly elected and qualified. The number of shares voted are as follows:

LEBENTHAL NEW YORK                SHARES VOTED      SHARES VOTED
MUNICIPAL BOND FUND                   FOR              AGAINST
--------------------------        ------------      ------------
Penny Zuckerwise                   22,029,857         332,865
Victor Chang                       22,029,727         332,995
Mone Anathan III                   22,028,465         334,257
Allen G. Botwinick                 22,029,857         332,865
Ezekiel Russell Peach, Jr.         22,022,303         340,419

LEBENTHAL NEW JERSEY              SHARES VOTED      SHARES VOTED
MUNICIPAL BOND FUND                   FOR              AGAINST
--------------------------        ------------      ------------
Penny Zuckerwise                   2,056,413           13,524
Victor Chang                       2,056,413           13,524
Mone Anathan III                   2,056,413           13,524
Allen G. Botwinick                 2,056,413           13,524
Ezekiel Russell Peach, Jr.         2,056,413           13,524

LEBENTHAL TAXABLE                 SHARES VOTED      SHARES VOTED
MUNICIPAL BOND FUND                   FOR              AGAINST
--------------------------        ------------      ------------
Penny Zuckerwise                   1,569,410           21,554
Victor Chang                       1,569,410           21,554
Mone Anathan III                   1,563,311           27,653
Allen G. Botwinick                 1,569,410           21,554
Ezekiel Russell Peach, Jr.         1,569,410           21,554

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-594-7078. A report on "Form N-PX" of how the Fund voted any such proxies during the most recent 12-month period ended November 30 is available through the Lebenthal Funds, Inc. Internet site at http://www.lebenthalfunds.com. This information is also available from the EDGAR database on the SEC's Internet site at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on "Form N-Q." These filings are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information by using the CONTACT US tab of the Lebenthal Funds, Inc. website at http://www.lebenthal.com to make your request.

LEBENTHAL FUNDS, INC.
DIRECTORS AND OFFICERS (UNAUDITED)

The Directors, nominees and officers of the Fund and their principal occupations during the past five years are set forth below.

                                                                                                     NUMBER OF
                                                                                                       FUNDS
                                                                                                      IN FUND         OTHER
NAME,                      POSITION(S)                                                                COMPLEX      DIRECTORSHIPS
ADDRESS                     HELD WITH       TERM OF OFFICE AND         PRINCIPAL OCCUPATION(S)        OVERSEEN        HELD BY
AND AGE                      THE FUND    LENGTH OF TIME SERVED(1)        DURING PAST 5 YEARS        BY DIRECTORS     DIRECTORS
-------                   ------------   ------------------------   -----------------------------   ------------   ---------------
INTERESTED DIRECTOR

Allen G. Botwinick        Chairman       Since 2004                 Consultant of Advest, Inc.            7        Chairman of the
90 State House Square     and Director                              since 2004. Executive Vice                     Board and
Hartford, CT 06103                                                  President of Administration                    Trustee of
Age 61                                                              and Operations, The Advest                     Boston Advisors
                                                                    Group, Inc. and Advest, Inc.                   Trust since
                                                                    from 1992 to 2004.                             March 2000.

DISINTERESTED DIRECTORS

Mone Anathan III          Director       Since 2004                 Dean's Council, Harvard               7        Trustee of
99 Garden Street                                                    Divinity School, 2004 to                       Boston Advisors
Cambridge, MA 02136                                                 present. Student, Harvard                      Trust since
Age 65                                                              Divinity School, 1997 to 2003.                 March 2000.
                                                                    President, Filene's Basement                   Director,
                                                                    (off-price retailer) from 1995                 Brookstone,
                                                                    to August 1997.                                Inc. (specialty
                                                                                                                   retailer),
                                                                                                                   since 1989.

Victor Chang              Director       Since 1990                 Retired. Guest lecturer and           7        Trustee of
One Federal Street                                                  researcher for central banks                   Boston
Boston, MA 02110                                                    and the U.S. and foreign                       Advisors
Age: 66                                                             governments. Economic                          Trust
                                                                    investment consultant, Fuji                    since
                                                                    Securities, Inc. (retired,                     December
                                                                    October 1998).                                 2003.

Ezekiel Russell           Director       Since 2004                 Retired,1999 to present;              7        Trustee of
Peach, Jr.                                                          Robert Finnegan & Lynah, PC                    Boston
137 Atlantic Avenue                                                 (public accounting),                           Advisors
Marblehead, MA 01945                                                partner/principal, 1968 to                     Trust
Age: 71                                                             1999.                                          since
                                                                                                                   March
                                                                                                                   2000;
                                                                                                                   Trustee of
                                                                                                                   Salem Five
                                                                                                                   Cent
                                                                                                                   Savings
                                                                                                                   Bank.

Penny Zuckerwise          Director       Since 2002                 Chief Executive Officer,              7        Current
Utendahl Capital                                                    Utendahl Capital Management,                   Board/Advisory
Management, L.P.                                                    L.P, a financial services                      Board
30 Broad Street                                                     company, 2004 to present.                      positions
21st Floor                                                          Principal and founder,                         include
New York, NY 10004                                                  Wiserock L.L.C. since 1999, a                  BBR
Age: 49                                                             company which provides                         Partners,
                                                                    strategy, management oversight                 an asset
                                                                    and business advice.                           management
                                                                    Co-founder, general partner                    and
                                                                    and governing board member,                    advisory
                                                                    Boldcap Ventures LLC (formerly                 services
                                                                    Angels4equity) since June                      firm,
                                                                    2000, a private equity                         Lioness
                                                                    investment fund.                               Capital
                                                                                                                   partners,
                                                                                                                   a private
                                                                                                                   equity
                                                                                                                   fund
                                                                                                                   investing
                                                                                                                   in women
                                                                                                                   and
                                                                                                                   minority
                                                                                                                   owned
                                                                                                                   companies,
                                                                                                                   and
                                                                                                                   Colspace,
                                                                                                                   a software
                                                                                                                   based knowledge
                                                                                                                   management
                                                                                                                   company;
                                                                                                                   Trustee of
                                                                                                                   Boston Advisors
                                                                                                                   Trust since
                                                                                                                   December 2003.

(1)  Each Director will hold office for an indefinite term until the earliest of
     (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's ByLaws, as amended, and Articles of Incorporation, as amended. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.

NAME,                     POSITION(S)
ADDRESS                    HELD WITH        TERM OF OFFICE AND                        PRINCIPAL OCCUPATION(S)
AND AGE                    THE FUND        LENGTH OF TIME SERVED                        DURING PAST 5 YEARS
-------                 ---------------   -----------------------   --------------------------------------------------------------
Alexandra Lebenthal     President         Since 2004                President of the Fund since 2004. Director and Chairman of
120 Broadway                                                        the Fund from 2002 to 2004. President of the Fund from 1995
New York, NY 10271                                                  to February 2002. President of Lebenthal, a Division of
Age: 40                                                             Advest, Inc., since December 2001. Director, Senior Vice
                                                                    President and Senior Managing Director of Advest, Inc. since
                                                                    2001. President of Lebenthal & Co., Inc. from 1995 to
                                                                    December 2001. Executive Vice President of Lebenthal Asset
                                                                    Management, Inc. from 1997 to June 2002.

Michael J. Vogelzang    Executive         Since 2004                Executive Vice President of the Fund since 2004. President
One Federal Street      Vice                                        of the Fund from 2002 to 2004. President and Chief
Boston, MA 02110        President                                   Investment Officer of Boston Advisors, Inc. since April 1999
Age: 43                                                             and Senior Vice President and Chief Investment Officer from
                                                                    August 1997 to 1999. President and Chief Executive Officer
                                                                    of Boston Advisors Trust since March 2000. Trustee of Boston
                                                                    Advisors Trust from 2000 to 2003. Director of Advest, Inc.
                                                                    since 2001.

Ronald Maggiacomo       Treasurer         Since 2003                Treasurer of the Fund since October 2003. Treasurer of
One Federal Street                                                  Boston Advisors Trust since December 2003. Chief Operating
Boston, MA 02110                                                    Officer of Boston Advisors, Inc. since March 2003. President
Age: 62                                                             of Billings & Co. Inc. since March 1982. Vice President of
                                                                    Bank Street Management Company since June 2003. (All
                                                                    companies for which Mr. Maggiacomo serves as an officer are subsidiaries of The Advest Group, Inc.)

Gregory Serbe           Secretary         Since 2000                Secretary of the Fund since 2000. Senior Portfolio Manager
120 Broadway                                                        of the Fund since April 1, 2001, and Assistant Portfolio
New York, NY 10271                                                  Manager of the Fund from 1998 to 2001. Senior Portfolio
Age: 59                                                             Manager of Boston Advisors New York Municipal Money Market
                                                                    Fund and Boston Advisors Tax Free Money Market Fund since
                                                                    January 2005. President of Lebenthal Asset Management, a
                                                                    division of Boston Advisors, Inc. and Senior Vice President of Boston Advisors, Inc. since 2002. Managing Director of
                                                                    Lebenthal Asset Management, Inc. from 1998 to 1999, Senior
                                                                    Managing Director of Lebenthal Asset Management, Inc. from
                                                                    1999 to 2000, Executive Vice President and Chief Operating
                                                                    Officer of Lebenthal Asset Management, Inc. from 2000 to
                                                                    2001 and President of Lebenthal Asset Management, Inc. from
                                                                    2001 to June 2002.

Tanya Kerrigan          Chief             Since 2004                Chief Compliance Officer of the Fund since 2004. Assistant
One Federal Street      Compliance                                  Secretary of the Fund since 2003. Vice President and
Boston, MA 02110        Officer and                                 Director of Compliance of Boston Advisors, Inc. since
Age: 32                 Assistant                                   October 2003. Compliance Officer of H.C. Wainwright & Co.,
                        Secretary                                   Inc. from December 1999 to April 2003. Full time law student from August 1997 to May 2000.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-800-221-5822.

                 (This page has been left blank intentionally.)

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

LEBENTHAL FUNDS, INC.
   120 Broadway
   New York, New York 10271
   (800) 594-7078

DISTRIBUTOR AND
  SHAREHOLDER SERVICING AGENT
   Advest, Inc.
   90 State House Square
   Hartford, CT 06108